SCHEDULE 14C
(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☐	Preliminary Information Statement
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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
(Name of Registrant As Specified In Its Charter)

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check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
911 Ranch Road 620 North, Ste. 204
Austin, TX 78734

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY

Austin, Texas
October 12, 2007

This information statement has been mailed on or about October 12, 2007 to the stockholders of record on August 24, 2007 (the “Record Date”) of Innovative Software Technologies, Inc., a California corporation (the "Company") in connection with certain actions to be taken by the written consent by the majority stockholders of the Company, dated as of August 24, 2007, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The actions to be taken pursuant to the written consent shall be taken on or about November 1, 2007, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,
/s/ Philip Ellett
Chairman of the Board

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
911 Ranch Road 620 North, Ste. 204
Austin, TX 78734

INFORMATION STATEMENT

Introductory Statement

Innovative Software Technologies, Inc. (the “Company”) is a California corporation with its principal executive offices located at 911 Ranch Road 620 North, Ste. 204, Austin, Texas 78734. The Company’s telephone number is (512) 266-2000. This Information Statement is being sent to the Company’s stockholders by the Board of Directors to notify them about action that the holders of a majority of the Company’s outstanding voting capital stock have taken by written consent, in lieu of a special meeting of the stockholders. The action was taken on August 24, 2007, and will be effective approximately 20 days after the mailing of this Information Statement.

Copies of this Information Statement are being mailed on or before October 12, 2007 to the holders of record on August 24, 2007 of the outstanding shares of the Company’s common stock.

General Information

The following action was taken pursuant to the written consent of a majority of the holders of the Company’s voting capital stock, dated August 24 2007, in lieu of a special meeting of the stockholders:

1. To approve the sale of approximately 80% of the Company’s wholly-owned subsidiary AcXess, Inc.; and

2. Merger of the Company with and into Innovative Software Technologies, Inc., a newly formed Delaware corporation (the “Migratory Merger”) resulting in a change of the Company’s domicile from California to Delaware.

3. Adopt the 2007 Equity Incentive Plan

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This information statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on the Record Date of corporate action expected to be taken pursuant to the consents or authorizations of principle shareholders.

Shareholders holding a majority of the Company's outstanding common stock are expected to vote in favor of certain corporate matters outlined in this Information Statement, which action is expected to take place on or before November 1, 2007, consisting of the approval to (1) authorize the sale of approximately 80% of its wholly owned subsidiary, AcXess, Inc., (2) authorize the migratory merger resulting in a change of the Company’s domicile from California to Delaware, and (3) adopt the 2007 Equity Incentive Plan.

WHO IS ENTITLED TO NOTICE?

Each outstanding share of common stock as of record on the close of business on, August 24, 2007, (the "Record Date") will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the record date that held in excess of fifty percent (50%) of the Company's outstanding shares of common stock have indicated that they will vote in favor of the Proposals. Under California corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the minority shareholders in connection with the Proposals is required.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the proposals consists of the vote of the holders of a majority of the voting power of the common stock, each of whom is entitled to one vote per share. As of the record date, 81,172,991 shares of common stock were issued and outstanding.

WHAT CORPORATE MATTERS WILL THE SHAREHOLDERS VOTE FOR, AND HOW WILL THEY VOTE?

Shareholders holding a majority of our outstanding stock have indicated that they will vote in favor of the following Proposals:

1.	TO AUTHORIZE THE COMPANY TO SELL APPROXIMATELY 80% OF ITS WHOLLY-OWNED SUBSIDIARY, ACXESS, INC.

2.	TO AUTHORIZE THE MIGRATORY MERGER RESULTING IN A CHANGE OF THE COMPANY’S DOMICILE FROM CALIFORNIA TO DELAWARE.

3.	ADOPT THE 2007 EQUITY INCENTIVE PLAN

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

The affirmative vote of a majority of the shares of our Common Stock outstanding on the record date, is required for approval of the Proposals. We believe that such majority will vote in favor of the Proposals.

DISSENTERS' RIGHTS OF APPRAISAL

The Shareholders will have Dissenters' Rights under California law in connection with the Migratory Merger. Any Shareholder who has not voted shares of the Company's common stock in favor of the Migratory Merger has the right to be paid the fair market value for such shares of the Company's common stock in lieu of the New Company Common Stock provided for in the Merger Agreement. The value of the Company's common stock for this purpose will exclude any element of value arising from the accomplishment or expectation of the Migratory Merger.

THE COMPANY HAS DETERMINED THAT THE FAIR MARKET VALUE OF ITS COMMON STOCK IS THE CLOSING BID PRICE OF THE COMPANY'S COMMON STOCK AS QUOTED ON THE PINK SHEETS AS OF THE DAY BEFORE THE FIRST ANNONCEMENT OF THE MERGER WHICH ON SEPTEMBER 27, 2007, WAS $0.026 PER SHARE.

In order for the holder of the Company's common stock to exercise its Dissenters' Rights, such holder must deliver to the Company a written demand for the shares of the Company's common stock in accordance with California law prior to November 12, 2007 (being thirty (30) days following mailing of this notice). Exhibit C to this information statement sets forth the pertinent provisions of California law addressing Dissenters' Rights. If the holder of the Company's common stock fails to deliver such a written demand to the Company at its principal address, prior to such date, the holder will lose its Dissenters' Right. The preceding discussion is not a complete statement of the law pertaining to Dissenter's Rights under the California Corporations Code and is qualified in its entirety by the provisions of California law attached as Exhibit C to this document.

IF YOU FAIL TO COMPLY STRICTLY WITH THE PROCEDURES DESCRIBED IN THE CALIFORNIA CORPORATIONS CODE RELATING TO DISSENTERS' RIGHTS, YOU WILL LOSE YOUR DISSENTERS' RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR DISSENTERS' RIGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR DISSENTERS' RIGHTS.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of 300,000,000 shares of Common Stock, of which 81,622,991 shares were issued and outstanding. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock. As of the Record Date, the Company also had 1,500,000 shares of Preferred Stock authorized, of which 450,000 shares of Series A were issued and outstanding. Each share of Series A Preferred Stock is convertible into shares of common stock. Therefore, there is a total of 81,622,991 shares of voting stock of the Company.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

The following shareholders (holding the indicated number of shares) voted in favor of proposal:

Shareholder Name	Shares Voted
Mark Ciborowski	3,000,000
Philip D. Ellett	523,811
Thomas J. Elowson	905,809
Christopher J. Floyd	6,956,874
Raymond Leitz	1,190,500
Daniel Lozinsky	2,000,000
Peter M. Peterson	14,913,732
Ira Shandles	2,867,600
Helge Solberg	2,380,983
Terri Zalenski	7,258,559
TOTAL	41,997,868

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on November 1, 2007.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to the Corporation Law of the State of California.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The following table sets forth certain information, as of September 27, 2007, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the Company's executive officers and directors; and (iii) the Company's directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

		Amount		Percent
Title of Class	Name and Address of Owner	Owned (1)		of Class (2)

Common	Philip D. Ellett
	Chief Executive Officer and Director
	15900 Soleil Court
	Austin, TX 78734	523,811		0.64%

Common	Thomas J. Elowson
	President and Chief Operating Officer
	3853 N. W. 5th Terrace
	Boca Raton, FL 33431	905,809	(3)	7.86%

Common	Christopher J. Floyd
	Chief Financial Officer and Secretary
	6516 Windjammer Place
	Bradenton, FL 34202	6,956,874		8.52%

Common	Helge Solberg
	Chief Architect
	c/o AcXess, Inc.
	3998 FAU Blvd., Bldg. 1-210
	Boca Raton, FL 33431	2,380,983		2.92%

Common	Raymond Leitz
	Chief Technology Officer
	c/o AcXess, Inc.
	3998 FAU Blvd., Bldg. 1-210
	Boca Raton, FL 33431	1,190,500		1.46%

Common	Terri R. Zalenski
	4090 Northwest 24th Terr
	Boca Raton, FL 33431	7,258,559	(4)	8.89%

Common	Peter M. Peterson
	1413 S Howard Avenue, #220
	Tampa, FL 33606	14,913,732		18.27%

	All Officers and Directors as a group (5 persons)	11,957,977		14.65%

(1) Information with respect to beneficial ownership is based upon information furnished by each stockholder or contained in filings made with the Securities and Exchange Commission. Unless otherwise indicated, beneficial ownership includes both sole investment and voting power.

(2) Based upon 81,172,991 shares of common stock outstanding as of September 27, 2007 and, with respect to each stockholder, the number of shares which would be outstanding upon the exercise by such stockholder of outstanding rights to acquire stock, either upon exercise of outstanding options, warrants or conversion of other securities within 60 days of September 27, 2007.

(3) Represents (i) 905,809 shares of common stock and (ii) 5,978,349 fully vested options to purchase common stock of the Company at a strike price of $0.13 and an expiration date of August 8, 2016.

(4) Mrs. Zalenski is the wife of our former chairman and CEO, Anthony F. Zalenski.

(5) Mr. Peterson was the chairman and CEO of the Company from August 2004 through June 2006.

Title of Class	Name and Address of Ownerr	Amount Owned (1)d	Percent of Class(2)
Series A Preferred Stock	Glendower Holdings, Ltd. Shareholder 36 Hilgrove Street St. Helier, Jersey JE4 8TR Channel Islands	350,000	77.8%

Series A Preferred Stock	Jarbridge, Ltd. Shareholder 1934 Driftwood Bay Belize City, Belize Central America	100,000	22.2%

All Officers and Directors as a Group (0 persons)		0	0%

(1) Information with respect to beneficial ownership is based upon information furnished by each stockholder or contained in filings made with the Securities and Exchange Commission. Unless otherwise indicated, beneficial ownership includes both sole investment and voting power.

(2) Based upon 450,000 shares of Series A Preferred Stock outstanding as of September 27, 2007 and, with respect to each stockholder, the number of shares which would be outstanding upon the exercise by such stockholder of outstanding rights to acquire stock, either upon exercise of outstanding options, warrants or conversion of other securities within 60 days of September 27, 2007.

Summary Term Sheet for Proposal No. 1

On July 24, 2007, the Company entered into a Stock Purchase Agreement (the “Agreement”) with AcXess, Inc., its wholly owned subsidiary, (“AcXess”), Thomas Elowson, President of AcXess, (“Elowson”), Raymond Leitz, Chief Technical Officer of AcXess, (“Leitz”), and Helge Solberg, Chief Architect of AcXess, (“Solberg”), (collectively, Elowson, Leitz, and Solberg referred to herein as the “Buyers”) wherein (i) AcXess redeemed shares of its common stock from the Company in return for the issuance of a promissory note to the benefit of the Company (the “Note”) and the signing of a Non-Exclusive License Agreement with the Company, (the “License Agreement”) and (ii) the Buyers exchanged stock of the Company held by them (the “Stock”) in exchange for stock in AcXess and Elowson canceled options for stock in the Company held by him (the “Options”) in exchange for stock in AcXess. Immediately following the above redemptions and exchanges, the Company will continue to own 984,457 shares, or approximately 21.9% of the outstanding common stock, of AcXess. The transactions contemplated by the Agreement are expected to close upon approval of the transactions by the Company’s shareholders. AcXess has 4,500,000 shares of common stock outstanding.

The Note will be in the principal amount of $1,000,000, have a term of two years, and bear an interest rate of 10% per annum, interest to accrue until maturity. The Note is subject to a security agreement (the “Security Agreement”) which collateralizes the Note with all assets of AcXess and has an acceleration clause for any material default. AcXess will redeem 1,000,000 shares of its common stock from the Company with the issuance of the Note.

The License Agreement grants the Company a non-exclusive worldwide right and license under AcXess’s patents and any improvements relating to business continuity software to make, have made, use, sell and otherwise commercialize business continuity solutions, with restricted rights on the part of the Company to grant sublicenses. In addition, the License Agreement grants the Company “Best Pricing” on AcXess’ current and future products and services. The License Agreement, like the Note, was granted in consideration of the sale by the Company to AcXess of 1,500,000 shares of AcXess common stock.

In the above-described exchange, the Buyers exchanged 4,477,292 shares of common stock of the Company for 537,275 shares of common stock of AcXess held by the Company.

Elowson received 478,268 shares of common stock of AcXess held by the Company in exchange for the cancellation of his options to purchase 5,978,349 shares of common stock of the Company. These options were fully vested, had an exercise price of $0.13 per share and an expiration of August 9, 2016.

Reason for the Transaction

After careful review the Company determined that the capital requirements and time to market for the products and services of AcXess were greater than had been previously expected. Selling 80% of AcXess relieves the Company of further capital investment in the business while the licensing agreement permits the Company to benefit from technology, products and services that may be developed.

Conditions to Closing of the Sale of AcXess

The completion of the proposed sale of AcXess depends upon the meeting of certain conditions, including the following:

•	the representations and warranties of all parties shall be true and correct in all material respects at and as of the Closing Date;

•
no action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Buyers to own the Target Shares and to control the Target and its Subsidiaries, or (D) affect adversely the right of any of the Target and its Subsidiaries to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

•	the Parties shall have entered into the License Agreement;

•
the Buyers shall have received the resignations, effective as of the Closing, of each director and officer of the Target other than one director specified by Seller which director shall hold office for a minimum of one year from the date of closing and then hold office until Target holds its annual meeting.

•	the Buyers shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

•
no action, suit, or proceeding shall be pending [or threatened] before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

•
all actions to be taken by the Buyers in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Seller.

Risks
After careful review the Company determined that the capital requirements and time to market for the products and services of AcXess were greater than had been previously expected. Selling 80% of AcXess relieves the Company of further capital investment in the business while the licensing agreement permits the Company to benefit from technology, products and services that may be developed.

We did not seek or receive a valuation of AcXess or a fairness opinion with respect to the transaction. Although management believes the value to be received by the Company is fair relative to the value of AcXess, there is no independent evidence of such value.

In the event the Company is unable to find a new business or raise capital to cover its expenses, it is likely that the Company will have to cease operations and your entire investment will be lost.

Absence of Dissenters’ Rights of Appraisals

Under the applicable provisions of the California General Corporation Law, the Company’s stockholders will have no rights in connection with the proposed sale of AcXess to seek appraisal for the fair value of their shares of common stock.

For a more detailed discussion please see “Proposal No. 1 - Approval of the Sale of AcXess” located on page 10.

PROPOSAL NO. 1

APPROVAL OF SALE OF ACXESS

Proposed Transaction

On July 24, 2007, the Company entered into a Stock Purchase Agreement (the “Agreement”) with AcXess, Inc., its wholly owned subsidiary, (“AcXess”), Thomas Elowson, President of AcXess, (“Elowson”), Raymond Leitz, Chief Technical Officer of AcXess, (“Leitz”), and Helge Solberg, Chief Architect of AcXess, (“Solberg”), (collectively, Elowson, Leitz, and Solberg referred to herein as the “Buyers”) wherein (i) AcXess redeemed shares of its common stock from the Company in return for the issuance of a promissory note to the benefit of the Company (the “Note”) and the signing of a Non-Exclusive License Agreement with the Company, (the “License Agreement”) and (ii) the Buyers exchanged stock of the Company held by them (the “Stock”) in exchange for stock in AcXess and Elowson canceled options for stock in the Company held by him (the “Options”) in exchange for stock in AcXess. Immediately following the above redemptions and exchanges, the Company will continue to own 984,457 shares, or approximately 21.9% of the outstanding common stock, of AcXess. The transactions contemplated by the Agreement are expected to close upon approval of the transactions by the Company’s shareholders. AcXess has 4,500,000 shares of common stock outstanding.

The Note will be in the principal amount of $1,000,000, have a term of two years, and bear an interest rate of 10% per annum, interest to accrue until maturity. The Note is subject to a security agreement (the “Security Agreement”) which collateralizes the Note with all assets of AcXess and has an acceleration clause for any material default. AcXess will redeem 1,000,000 shares of its common stock from the Company with the issuance of the Note.

The License Agreement grants the Company a non-exclusive worldwide right and license under AcXess’s patents and any improvements relating to business continuity software to make, have made, use, sell and otherwise commercialize business continuity solutions, with restricted rights on the part of the Company to grant sublicenses. In addition, the License Agreement grants the Company “Best Pricing” on AcXess’ current and future products and services. The License Agreement, like the Note, was granted in consideration of the sale by the Company to AcXess of 1,500,000 shares of AcXess common stock.

In the above-described exchange, the Buyers exchanged 4,477,292 shares of common stock of the Company for 537,275 shares of common stock of AcXess held by the Company.

Elowson received 478,268 shares of common stock of AcXess held by the Company in exchange for the cancellation of his options to purchase 5,978,349 shares of common stock of the Company. These options were fully vested, had an exercise price of $0.13 per share and an expiration of August 9, 2016.

Reason for the Transaction

After careful review the Company determined that the capital requirements and time to market for the products and services of AcXess were greater than had been previously expected. Selling 80% of AcXess relieves the Company of further capital investment in the business while the licensing agreement permits the Company to benefit from technology, products and services that may be developed.

Conditions to Closing of the Sale of AcXess

The completion of the proposed sale of AcXess depends upon the meeting of certain conditions, including the following:

•	the representations and warranties of all parties shall be true and correct in all material respects at and as of the Closing Date;

•
no action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Buyers to own the Target Shares and to control the Target and its Subsidiaries, or (D) affect adversely the right of any of the Target and its Subsidiaries to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

•	the Parties shall have entered into the License Agreement;

•
the Buyers shall have received the resignations, effective as of the Closing, of each director and officer of the Target other than one director specified by Seller which director shall hold office for a minimum of one year from the date of closing and then hold office until Target holds its annual meeting.

•	the Buyers shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

•
no action, suit, or proceeding shall be pending [or threatened] before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

•
all actions to be taken by the Buyers in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Seller.

Background of the Transaction

After careful review the Company determined that the capital requirements and time to market for the products and services of AcXess were greater than had been previously expected. In reviewing this situation the management of AcXess expressed interest in participating in any sale or restructuring of AcXess. After seeking third-party interest in such a sale it was determined that it would be most feasible to (1) cause AcXess to redeem shares from the Company in return for a promissory note and a licensing agreement to the benefit of the Company and (2) for the management of AcXess to receive shares of AcXess in exchange their shares and options for shares in the Company.

Business of the Company

Market Strategy

AcXess, Inc. was formed to provide Business Continuity (“BC”) products and services to the Small and Medium Enterprise (“SME”) market. “Business Continuity” products and services are an advanced form of disaster recovery solutions for electronic data backup wherein the data and/or applications are available upon failure through means of connectivity to remote server locations. We believe that the North American SME market for BC services (defined as companies with 50 to 5,000 employees) is underserved. Furthermore, we believe that various technologies have matured to a point where the SME market can now be supplied with robust BC services which were previously only available to large corporations and at substantial cost.

The Company delivers its products and services through reseller channels including but not limited to Citrix resellers. Management has identified Citrix mid-market client companies as its initial target market in North America.

Products/Services

Our service offerings consist of business continuity and application availability services for single or multi-application small to medium enterprise-level hosted environments. The AcXess Application Continuity Xchange™ offers seamless web access to the mission critical applications that employees need during any IT downtime with their business. These mission critical business applications are backed up and mirrored in a secure data center with tier-one network backbone access. Application data and all relevant databases are replicated 24 hours a day, 7 days a week, 365 days a year. AcXess uses virtual server technology along with its intellectual property through the AcX Framework™, resulting in an inexpensive and efficient BC platform. We currently have one BC customer.

We provide high availability (“HA”) hosted services for our key partners, Microsoft, Citrix and SAP.

Microsoft became a customer of AcXess in August 2006 using the AcX Framework for high availability applications used in on-demand and scheduled sales demonstrations to the public sector segment of its business (Federal State and Local governments as well as Universities and K-12). Due to the successful performance of AcXess and growing usage of the Microsoft sales team in daily sales activities, Microsoft has increased the capacity of the available concurrent users for the system and renewed and extended its contract with AcXess through August 2007.

Citrix became a customer of AcXess in October 2006 to host and manage its Dynamic Desktop Initiative (DDI) site in order to demonstrate the use of Citrix Technology for streaming virtual desktops to various types of corporate end users. The successful performance by AcXess has also resulted in an extended contract for services through the end of 2007.

SAP became a new customer of AcXess in January of 2007 using the AcX Framework for on-demand and scheduled demonstrations of its SME software package, SAP Business One, along with related CRM modules, and is marketing the system to its 3 rd party software partners for vertical market applications.

Research and Development

Our Application Continuity Xchange (TM) (AcX™) technology platform has been in design and development since April 2005. We intend to continue to pursue R&D for continued development of new products and services. However, any future R&D will be dependent on our ability to raise funds via future financings (see “liquidity” below).

Government Regulation

We expect to service customers that fall under both SOX and HIPPA compliance and, as such, have developed, and is currently developing, certain features and controls into our current AcX infrastructure design. In addition, our data center partner is fully SOX and HIPPA compliant.

Competition

As a result of the overall market opportunity, companies have emerged to provide continuity services. The competitive landscape includes both multi-billion dollar multi-faceted professional services companies as well as emerging competitive carriers and regional VARs. Companies offering full enterprise level professional services include IBM and Sungard. Competitive carriers offering some function-specific level of continuity services such as telephony include Avaya. ASP’s and software companies offering full time application hosting, or application specific hosting include Salesforce.com and Agility. Companies offering backup data storage services on tape and disk include Iron mountain, E-vault & Live vault. The principal competitive factors in the market include price, quality of service, breadth of service, customer service, applications supported, capacity, reliability and availability.

Intellectual Property

We have filed one patent entitled “System and Method for Providing Business Continuity Through Secure E-Mail” and intend to submit another patent within 60 days from the date of this report tentatively entitled “System and Method for Working in a Virtualized Computing Environment Through Secure Access”. However, there can be no assurance that the Company will be able to obtain patent protection for any of its technology. We own the registered trademark “Down Proof Your Business” but have not filed trademark registrations for any other marks and may choose not to do so. All costs relating to intellectual property have been expensed in the period in which they were incurred.

Customers

We signed our first customer agreement in May 2006 and currently have four customers.

Sales, Marketing, Distribution

Our sales and marketing efforts are primarily focused on increasing the size and number of contracts with Microsoft and Citrix in HA and the Citrix reseller channel for BC with an initial emphasis on North America. Business development for HA is done in-house.

To reach the Citrix reseller channel, we intend to hire experienced in-house personnel to identify, sign up, and train resellers. Then, BC territory managers will be responsible for coordination of Business Impact Analysis studies and other consulting services, pilot programs, and resulting BC service contracts. They will also be responsible for up-selling into each account as new services are made available.

Insurance Matters

We carry general business liability, employer practices liability, and directors and officers liability insurance policies in place. We believe that our insurance program provides adequate coverage for all reasonable risks associated with operating our business.

Reasons for the Transaction

After careful review the Company determined that the capital requirements and time to market for the products and services of AcXess were greater than had been previously expected. Selling 80% of AcXess relieves the Company of further capital investment in the business while the licensing agreement permits the Company to benefit from technology, products and services that may be developed.

We did not seek or receive a valuation of AcXess or a fairness opinion with respect to the transaction. Although management believes the value to be received by the Company is fair relative to the value of AcXess, there is no independent evidence of such value.

In the event the Company is unable to find a new business or raise capital to cover its expenses, it is likely that the Company will have to cease operations and your entire investment will be lost.

Absence of Dissenters’ Rights of Appraisals

Under the applicable provisions of the California General Corporation Law, the Company’s stockholders will have no rights in connection with the proposed sale of AcXess to seek appraisal for the fair value of their shares of common stock.

Interest of Related Parties in the Proposed Sale of AcXess

The buyers of AcXess, Thomas Elowson, Raymond Leitz and Helge Solberg, are the President, Chief Technical Officer and Chief Architect, respectively, of AcXess.

Accounting Treatment

Under generally accepted accounting principles, we will reflect the results of operations of AcXess as discontinued operations. The expected gain or loss on the sale of AcXess, net of any applicable taxes, will be reflected in discontinued operations in the quarter during which the proposed sale closes.

Federal Income Tax Consequence

The proposed sale of AcXess should have no direct income tax consequences to the Company stockholders. The proposed sale of AcXess will be reported by the Company as a sale of assets for federal income tax purposes in the fiscal year ending December 31, 2007. The proposed sale of AcXess will be a taxable transaction for United States federal income tax purposes. Accordingly, the Company will recognize a gain or loss with respect to the proposed sale of the Subsidiaries in an amount equal to the difference between the amount of the consideration received for AcXess over the adjusted tax basis in AcXess.

Regulatory Approvals

No United States Federal or state regulatory requirements must be complied with or approvals obtained as a condition of the proposed sale of AcXess other than federal securities laws.

PRO FORMA FINANCIAL INFORMATION

The following Pro Forma Consolidated Balance Sheet as of June 30, 2007, and the Pro Forma Consolidated Statements of Operation for three month period ended June 30, 2007, and for the year ended March 31, 2007, have been prepared to reflect the disposition transaction and the adjustments described in the accompanying notes. The pro forma financial information is based on the historical consolidated financial statements of Innovative Software Technologies, Inc. (the “Registrant") and its Subsidiaries (collectively, the "Company") and should be read in conjunction with the notes and management's assumptions with respect thereto. The Pro Forma Consolidated Balance Sheet was prepared as if the disposition transaction occurred on June 30, 2007. The Pro Forma Consolidated Statements of Operation for the three-month period ended June 30, 2007, and for the year ended March 31, 2007, were prepared assuming the disposition transaction occurred on the first day of the period presented.

The pro forma financial information is unaudited and not necessarily indicative of the consolidated results which actually would have occurred if the disposition transaction had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods.

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
as of June 30, 2007
(Unaudited)

	Historical	Adjustments		Pro Forma
ASSETS

CURRENT ASSETS
Cash	$156,811	$(1,617	) a	$155,194
Accounts receivable	19,405	(19,405	) a	-
Merchant accounts receivable	-			-
Other receivables	-			-
Notes receivable, net of allowance for doubtful accounts of $ and $, respectively	(15,000)			(15,000)
Notes receivable	15,000			15,000
Refundable income taxes	-			-
Prepaid expenses and other current assets	2,195	(1,295	) a	900
Total current assets	178,411			156,094
PROPERTY AND EQUIPMENT, NET	173,979	(173,979	) a	-
DEFERRED FINANCING COSTS	114,389			114,389
DUE FROM AFFILIATE	-	-	b	-
INVESTMENT IN ACXESS, INC.	-	-	b	-
NOTE RECEIVABLE AND INTANGIBLE ASSET	-	-	b	-
DEPOSITS	15,700	(5,800	) a	9,900
Total assets	$482,479			$280,383

LIABILITIES AND STOCKHOLDERS’ (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$834,409	$(39,832	) a	$794,577
Accrued officer salary and expenses	60,500			60,500
Deferred gain on sale of fixed assets	10,633	(10,633	) a	-
Current portion of capital lease obligation	46,399	(46,399	) a	-
Convertible notes and debentures	1,187,865			1,187,865
Derivative financial instruments	1,319,573			1,319,573
Total current liabilities	3,459,379			3,362,515

CAPITAL LEASE OBLIGATION	38,431	(38,431	) a	-
Total liabilities	3,497,810			3,362,515

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ (DEFICIT)
Preferred stock, 25,000,000 shares authorized, $1.00 stated value Series A, 1,500,000 shares authorized, 450,000 shares outstanding	450,000			450,000
Common stock - authorized, 300,000,000 shares of $0.001 par value; issued and outstanding, 73,174,979 shares	73,175			73,175
Additional paid-in capital	(181,941)	19,769,083	c	19,587,141
Deficit accumulated during the development stage	(3,356,564)	(19,835,883	) a,b,c	(23,192,448)
Total stockholders' (deficit)	(3,015,331)			(3,082,132)
Total liabilities and stockholders' (deficit)	$482,479			$280,383

The accompanying notes and management's assumptions to the pro forma consolidated financial statements are an integral part of this statement.

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
PRO FORMA STATEMENTS OF EARNINGS
(Unaudited)

	For the Three Months
	Ended June 30, 2007
	Historical	Adjustments		Pro Forma
REVENUE
High availability	$31645	$(31,645	) a	$-
Business continuity	495	(495	) a	-
REVENUE	32,140			-

COST OF REVENUE
High availability	21,712	(21,712	) a	-
Business continuity	-			-
COST OF REVENUE	21,712			-

GROSS PRO FIT	10,428			-

OPERATING EXPENSES
General and administrative	330,500	(106,938	) a	223,562
Commissions and other selling expenses	-			-
Total operating expenses	330,500			223,562

(LOSS) FROM OPERATIONS	(320,071)			(223,562)

OTHER INCOME (EXPENSE) NET
Other income (expense)	(1,790)	328	a	(1,462)
Derivative (expense)	620,163			620,163
Interest (expense)	(245,877)	10,401	a	(235,476)
Interest income, deposits	2,263			2,263
OTHER INCOME (EXPENSE) NET	374,759			385,489

INCOME (LOSS) BEFORE INCOME TAXES	54,688			161,927

INCOME TAXES	-			-

NET INCOME (LOSS)	$54,688			$161,927

UNDECLARED PREFERRED STOCK DIVIDENDS	(4,500)			(4,500)

INCOME (LOSS) APPLICABLE TO COMMON STOCKHOLDERS	$50,188			$157,427

BASIC AND DILUTED (LOSS) PER COMMON SHARE	$0.00			$0.00

WEIGHTED AVERAGE NUMBER OF COMMON SHARES USED IN BASIC PER SHARE CALCULATION	72,846,566	(4,477,292	) b	68,369,274

WEIGHTED AVERAGE NUMBER OF COMMON SHARES USED IN DILUTED PER SHARE CALCULATION	106,139,423	(10,455,641	) b	95,683,782

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
PRO FORMA STATEMENTS OF EARNINGS
(Unaudited)

	For the Twelve Months
	Ended March 31, 2007
	Historical	Adjustments		Pro Forma
REVENUE
High availability	$116,818	$(116,818	) a	$-
Business continuity	7,757	(7,757	) a	-
REVENUE	124,575			-

COST OF REVENUE				-
High availability	85,756	(85,756	) a	-
Business continuity	-	-		-
COST OF REVENUE	85,756			-

GROSS PROFIT	38,819			-

OPERATING EXPENSES
General and administrative	2,000,418	(1,243,747	) a	756,671
Commissions and other selling expenses	12,500	(12,500	) a	-
Total operating expenses	2,012,918			756,671

(LOSS) FROM OPERATIONS	(1,974,099)			(756,671)

OTHER INCOME (EXPENSE) NET
Other income	49,937	(12,803	) a	37,134
Derivative (expense)	(101,678)	17,382		(84,296)
Interest (expense)	(903,223)	34,307	a	(868,915)
Interest income, deposits	5,162	(44	) a	5,118
OTHER INCOME (EXPENSE) NET	(949,802)			(910,960)

(LOSS) BEFORE INCOME TAXES	(2,923,901)			(1,667,631)

INCOME TAXES	-			-

NET (LOSS)	$(2,923,901)			$(1,667,631)

UNDECLARED PREFERRED STOCK DIVIDENDS	(13,500)			(13,500)

(LOSS) APPLICABLE TO COMMON STOCK HOLDERS	$(2,937,401)			$(1,681,131)

BASIC AND DILUTED (LOSS) PER COMMON SHARE	$(0.04)			$(0.03)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES USED IN BASIC AND DILUTED PER SHARE CALCULATION	68,582,401	(4,477,292	) b	64,105,109

The accompanying notes and management's assumptions to the pro forma consolidated financial statements are an integral part of this statement.

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
NOTES AND MANAGEMENT’S ASSUMPTIONS
TO
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JUNE 30, 2007 AND
FOR THE YEAR ENDED MARCH 31, 2007

1. BASIS OF PRESENTATION:

On July 24, 2007, the Company entered into an agreement to dispose approximately 80% of its ownership of its AcXess, Inc. subsidiary, (“AcXess”).

The accompanying unaudited pro forma consolidated balance sheet is presented as if the disposition transaction occurred on June 30, 2007. The accompanying unaudited pro forma consolidated statements of operations are presented as if the disposition transaction had occurred on April 1, 2007 and 2006, respectively.

These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company for the three-month period ended June 30, 2007, and for the year ended March 31, 2007. In management's opinion, all material adjustments necessary to reflect the effects of the disposition transaction by the Company have been made.

The unaudited pro forma consolidated financial statements are not necessarily indicative of the actual financial position of the Company as of June 30, 2007, or what the actual results of operations of the Company would have been assuming the disposition transaction had been completed as of April 1, 2007, or as of April 1, 2006, nor are they necessarily indicative of the results of operations for future periods.

2. ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET

(a)	To eliminate the assets and liabilities of AcXess, Inc. as of June 30, 2007.

(b)	To recognize the impairment of the investment in AcXess, Inc. and the write-down of (1) the note receivable from AcXess, Inc. and (2) the value of the licensing agreement with AcXess, Inc.

(c)	To recognize the Company as the surviving company for reporting purposes.

3. ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

(a)	To reflect the disposition of AcXess as if the transaction had occurred on April 1, 2007, and 2006, respectively.

(b)	To reflect the return of shares of the Company’s common stock and the cancelation of options to purchase shares of the Company’s common stock.

PROPOSAL 2

MERGER OF INNOVATIVE SOFTWARE TECHNOLOGIES, INC., A CALIFORNIA CORPORATION,
WITH AND INTO
INNOVATIVE SOFTWARE TECHNOLOGIES, INC., A DELAWARE CORPORATION

On August 24, 2007, the Company's board of directors voted unanimously to approve the Migratory Merger and recommended the Migratory Merger to its stockholders for their approval. On August 24, 2007, the holders of 51.45%of the Common Stock consented in writing to approve the Migratory Merger. The Migratory Merger will be consummated pursuant to an agreement and plan of merger between the Company and Innovative Software, Inc. ("New Company"), a copy of which is contained in Exhibit A (the "Agreement and Plan of Merger"). Copies of the certificate of incorporation ("Delaware Certificate") and bylaws ("Delaware Bylaws"), which will serve as New Company's certificate of incorporation and bylaws following the Migratory Merger are attached to the Agreement and Plan of Merger. The Agreement and Plan of Merger provides that the Company will merge with and into New Company.

The proposed Migratory Merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below. However, the Migratory Merger will not result in any change in the Company's business, management, location of its principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the Migratory Merger, which are immaterial). The Company's Common Stock will continue to trade without interruption on the Over the Counter Bulletin Board.

Innovative Software Technologies, Inc.

New Company, which will be the surviving corporation, was incorporated under the Delaware General Corporation Law (the "DGCL") on September 20, 2007, exclusively for the purpose of merging with the Company.

New Company is a newly formed corporation with one share of common stock issued and outstanding held by the Company, with only minimal capital. The terms of the Migratory Merger provide that the currently issued one share of common stock of New Company held by the Company will be cancelled. As a result, following the Migratory Merger, the Company's current stockholders will be the only stockholders of the newly merged corporation.

The articles of incorporation and bylaws of the Company and the certificate of incorporation and bylaws of New Company, a Delaware corporation are available for inspection by our stockholders at the Company's principal offices located at 911 Ranch Road, 620 North, Ste. 204, Austin, TX 78734, telephone (512) 266-2000.

The Agreement and Plan of Merger

The Agreement and Plan of Merger provides that the Company will merge with and into New Company, with New Company being the surviving corporation. New Company will assume all assets and liabilities of the Company.

Filing of the Articles of Merger

The Company intends to file the Certificate of Merger and Articles of Merger with the Secretaries of State of Delaware and California, respectively, when the actions taken by the Company's board of directors and the consenting stockholders become effective which will be on or about *, 2007, which is at least 20 days from the mailing of this Information Statement to the stockholders of record on the Record Date.

Effect of Migratory Merger

Under the DGCL and the California General Corporation Law ("CGCL"), when the Migratory Merger takes effect:

•  Every other entity that is a constituent entity (in this case, the Company, a California corporation) merges into the surviving entity (New Company) and the separate existence of every entity except the surviving entity ceases;

•  The title to all real estate and other property owned by each merging constituent entity is vested in the surviving entity without reversion or impairment;
•  The surviving entity has all of the liabilities of each other constituent entity;

•  A proceeding pending against any constituent entity may be continued as if the Migratory Merger had not occurred or the surviving entity may be substituted in the proceeding for the entity whose existence has ceased;
•  The stockholders' interests of each constituent entity that are to be converted into stockholders' interests, obligations or other securities of the surviving or any other entity or into cash or other property are converted, and the former holders of the stockholders' interests are entitled only to the rights provided in the Certificate of Merger, Articles of Merger or any created Section 262 of the DGCL dealing with dissenter's rights.

On the effective date of the Migratory Merger, the Company will be deemed incorporated under the DGCL. Consequently, the Company will be governed by the Delaware Certificate and Delaware Bylaws filed with the Agreement and Plan of Merger.

Dissent Rights of the Company's Stockholders

The Shareholders will have Dissenters' Rights under California law in connection with the Migratory Merger. Any Shareholder who has not voted shares of the Company's common stock in favor of the Migratory Merger have the right to be paid the fair market value for such shares of the Company's common stock in lieu of the New Company Common Stock provided for in the Merger Agreement. The value of the Company's common stock for this purpose will exclude any element of value arising from the accomplishment or expectation of the Migratory Merger.

In order for the holder of the Company's common stock to exercise its Dissenters' Rights, such holder must deliver to the Company a written demand for the shares of the Company's common stock in accordance with California law prior to November 12, 2007 (being thirty (30) days following mailing of this notice). Exhibit C to this information statement sets forth the pertinent provisions of California law addressing Dissenters' Rights. If the holder of the Company's common stock fails to deliver such a written demand to the Company at its principal address, prior to such date, the holder will lose its Dissenters' Right.

Principal Reasons for the Change of Domicile

The Company's board of directors believes that the change of domicile will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under California law and will increase the marketability of the Company's securities.

The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company's corporate legal affairs. For these reasons, the Company's board of directors believes that the Company's business and affairs can be conducted to better advantage if the Company is able to operate under Delaware law. See "Certain Significant Differences between the Corporation Laws of Delaware and Nevada."

Principal Features of the Change of Domicile.

The change of domicile will be effected by the merger of the Company, a California corporation, with and into, New Company, a newly formed wholly-owned subsidiary of the Company that was incorporated on September 20, 2007 under the DGCL for the purpose of effecting the change of domicile. The change of domicile will become effective upon the filing of the requisite merger documents in Delaware and California, which filings will occur on the effective date of the Migratory Merger. Following the Migratory Merger, New Company will be the surviving corporation and will operate under the name "Innovative Software Technologies, Inc."

On the effective date of the Migratory Merger, (i) each issued and outstanding share of Common Stock of the Company, $.001 par value, shall be converted into one share of common stock of New Company, $.001 par value ("New Company Common Stock"), and (ii) each outstanding share of New Company Common Stock held by the Company shall be retired and canceled and shall resume the status of authorized and unissued New Company Common Stock.

No certificates or scrip representing fractional shares of New Company Common Stock will be issued upon the surrender for exchange of Common Stock and no dividend or distribution of New Company shall relate to any fractional share, and no fractional New Company Common Stock interest will entitle the owner thereof to vote or to any right of a stockholder of New Company.

At the effective date of the Migratory Merger, New Company will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL, which include a number of provisions that are not present in the Company Articles, the Company Bylaws or the CGCL. Accordingly, as described below, a number of significant changes in shareholders' rights will be affected in connection with the change in domicile, some of which may be viewed as limiting the rights of shareholders. In particular, the Delaware Certificate includes a provision authorized by the DGCL that would limit the liability of directors to New Company and its stockholders for breach of fiduciary duties. The Delaware Certificate will provide directors and officers with modern limited liability and indemnification rights authorized by the DGCL. The board of directors of the Company believes that these provisions will enhance its ability to attract and retain qualified directors and encourage them to continue to make entrepreneurial decisions on behalf of New Company. Accordingly, implementation of these provisions has been included as part of the change in domicile. The Company believes that the change in domicile will contribute to the long-term quality and stability of the Company's governance. The Company's board of directors has concluded that the benefit to shareholders of improved corporate governance from the change in domicile outweighs any possible adverse effects on shareholders of reducing the exposure of directors to liability and broadening director indemnification rights.

Upon consummation of the Migratory Merger, the daily business operations of New Company will continue as they are presently conducted by the Company, at the Company's principal executive offices at 911 Ranch Road 620 North, Ste. 204, Austin, Texas 78734. The authorized capital stock of New Company will consist of 300,000,000 shares of common stock, par value $.001 per share ("Delaware Common Stock"), 25,000,000 shares of preferred stock, ("Delaware Preferred Stock"), and 1,500,000 shares of Series A Preferred Stock, par value $.001 per share (“Delaware Series A”). The Delaware Preferred Stock will be issuable in series by action of the New Company board of directors. The New Company board of directors will be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Delaware Preferred Stock including shares of Delaware Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties.

The New Company board of directors will consist of those persons presently serving on the board of directors of the Company. The individuals who will serve as executive officers of New Company are those who currently serve as executive officers of the Company. Such persons and their respective terms of office are set forth below under the caption "Management."

Pursuant to the terms of the Agreement and Plan of Merger, the Migratory Merger may be abandoned by the board of directors of the Company and New Company at any time prior to the effective date of the Migratory Merger. In addition, the board of directors of the Company may amend the Agreement and Plan of Merger at any time prior to the effective date of the Migratory Merger provided that any amendment made may not, without approval by the stockholders of the Company who have consented in writing to approve the Migratory Merger, alter or change the amount or kind of New Company Common Stock to be received in exchange for or on conversion of all or any of the Common Stock, alter or change any term of the Delaware Certificate or alter or change any of the terms and conditions of the Agreement and Plan of Merger if such alteration or change would adversely affect the holders of Common Stock.

Exchange of Share Certificates.

As soon as practicable on or after the change of domicile, the Company's stockholders of record immediately prior to the change of domicile will be sent detailed instructions concerning the procedures to be followed for submission of certificates representing Common Stock to the Company's transfer agent, together with a form of transmittal letter to be sent to the transfer agent at the time such certificates are submitted.

After the change of domicile, the transfer agent will deliver to any holder who has previously submitted a duly completed and executed transmittal letter and a certificate representing the Common Stock, a certificate issued by the Company representing an equal number of shares of Common Stock into which such shares of the Common Stock were converted.

After the change of domicile but before a certificate representing Common Stock is surrendered, certificates representing New Company Common Stock will represent the number of shares of Common Stock as a Delaware corporation into which such Common Stock was converted pursuant to the terms of the change of domicile. The Company's transfer agent will deliver certificates representing the appropriate amount and type of our capital stock in accordance with the stockholder's instructions for transfer or exchange.

Failure by a stockholder to return appropriate transmittal letters or to surrender certificates representing Common Stock will not affect such person's rights as a stockholder, as such stockholder's certificates representing Common Stock following the change of domicile will represent the number of shares of New Company Common Stock as a Delaware corporation into which such Common Stock was converted pursuant to the terms of the change of domicile, and will present no material consequences to the Company.

Capitalization

The authorized capital of the Company, on the Record Date, consisted of 300,000,000 shares of Common Stock, $.001 par value, 25,000,000 shares of Preferred Stock, and 1,500,000 Series A Preferred Stock, $.001 par value, of which 81,172,991 shares of Common Stock and 450,000 shares of Series A Preferred Stock were outstanding. The authorized capital of New Company, which will be the authorized capital of the Company after the change in domicile, consists of 300,000,000 shares of Delaware Common Stock and 25,000,000 shares of Delaware Preferred Stock. After the Migratory Merger and the resulting automatic conversion of the Series A Convertible Preferred Stock, New Company will have outstanding approximately 81,172,991 shares of Delaware Common Stock and 450,000 shares of Delaware Preferred Stock. The change of domicile will not affect total stockholder equity or total capitalization of the Company.

The New Company board of directors may in the future authorize, without further stockholder approval, the issuance of such shares of Delaware Common Stock or Delaware Preferred Stock to such persons and for such consideration upon such terms as the New Company board of directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity, of then existing stockholders.

There are no present plans, understandings or agreements, and the Company is not engaged in any negotiations that will involve the issuance of the Delaware Preferred Stock to be authorized. However, the New Company board of directors believes it prudent to have shares of Delaware Preferred Stock available for such corporate purposes as the New Company board of directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

Significant Differences Between the Corporation Laws of California and Delaware

The Company is incorporated under the laws of the State of California and New Company is incorporated under the laws of the State of Delaware. Upon consummation of the Migratory Merger, the stockholders of the Company, whose rights currently are governed by California law and the Company Articles and the Company Bylaws, which were created pursuant to California law, will become stockholders of a Delaware company, New Company, and their rights as stockholders will then be governed by Delaware law and the Delaware Certificate and the Delaware Bylaws which were created under Delaware law.

Certain differences exist between the corporate statutes of California and Delaware. The most significant differences, in the judgment of the management of the Company, are summarized below. This summary is not intended to be complete, and stockholders should refer to the DGCL and the California General Corporation Law to understand how these laws apply to the Company and New Company.

Action by Directors Without a Meeting. California and Delaware Law permit directors to take written action without a meeting for an action otherwise required or permitted to be taken at a board meeting.

California. California Law provides that an action required or permitted to be taken by the board may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to that action. The written consent or consents shall be filed with the minutes of the proceedings of the board. The action by written consent shall have the same force and effect as a unanimous vote of the directors.

Delaware. Delaware Law provides for written action to be taken unanimously by all members of the Board of Directors. Delaware Law does not contain any advance written consent or opposition provision.

Conflicts of Interest. Under both California Law and Delaware Law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware Law. Under California and Delaware Law, (1) either the stockholders or the Board of Directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of Board approval, the contract or transaction must also be "fair and reasonable" (in California) or "fair" (in Delaware) to the corporation; or (2) the person asserting the validity of the contract or transaction can prove that such agreement was fair and reasonable or fair as to the corporation at the time it was approved. The Company is not aware of any plans to propose any transaction involving directors that could not be so approved under California Law but could be so approved under Delaware Law.

Number of Directors.

California. California Law provides that a corporation must have at least three directors, provided, however, that (1) before shares are issued, the number may be one, (2) before shares are issued, the number may be two, (3) so long as the corporation has only one shareholder, the number may be one, (4) so long as the corporation has only one shareholder, the number may be two, and (5) so long as the corporation has only two shareholders, the number may be two. After the issuance of shares, a bylaw specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a variable board or vice versa may only be adopted by approval of the outstanding shares. Subject to any provisions contained in the certificate of incorporation, the bylaws must specify the number of directors, or that the number of directors must not be less than a stated minimum or more than a stated maximum, with the actual number to be determined in the manner prescribed in the bylaws.

Delaware. Delaware Law provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate.

Classified Board of Directors. Both California and Delaware permit a corporation's bylaws to provide for a classified board of directors. Delaware permits a maximum of three classes while under California Law any provision for classes of directors may be divided into two or three classes and serve terms of two or three years, respectively.

Removal of Director.

California. Under California Law, any or all directors may be removed without cause or, unless otherwise provided in the certificate of incorporation, without cause by the shareholders by the affirmative vote of the majority of the votes cast by the holders of shares entitled to vote for the election of directors.

Delaware. Under Delaware Law, a director of a corporation may be removed with or without cause by the affirmative vote of a majority of shares entitled to vote for the election of directors except under limited circumstances. A director of a Delaware corporation that has a classified board may only be removed for cause, unless the certificate of incorporation provides otherwise. The Bylaws of the Delaware Company provide that a director may be removed at any time, with our without cause, by a majority vote of the stockholders.

Vacancies on Board of Directors.

California. Under California Law, A vacancy or vacancies on the board shall be deemed to exist in case of the death, resignation or removal of any director, or if the authorized number of directors is increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.
Delaware. Under Delaware Law, a vacancy on a corporation's board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws.

Limitation of Liability.

California. A California corporation is permitted to adopt provisions in its articles of incorporation limiting or eliminating the liability of a direct to a company and its stockholders for monetary damages for breach of a director’s duties to the corporation and its shareholders provided, however, that such a provision may not eliminate or limit the liability of directors (i) for acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (ii) for acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director, (iii) for any transaction from which a director derived an improper personal benefit, (iv) for acts or omissions that show a reckless disregard for the director's duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the corporation or its shareholders, or (v) for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders.

Delaware. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. Delaware Company's Certificate of Incorporation will limit the liability of the directors to the fullest extent permitted by law.

Loans to Directors/Officers/Employees.

California. California law does not allow a corporation to lend money to, or guarantee any obligation of, or otherwise assist, any director or officer of the corporation or of its parent, unless the transaction, or an employee benefit plan authorizing the loans or guaranties after disclosure of the right under such a plan to include officers or directors, is approved by a majority of the shareholders entitled to act thereon.

Delaware. Delaware law permits a corporation to lend money to, or to guarantee an obligation of, an officer or other employee of the corporation or any of its subsidiaries, including an officer or employee who is a director of the corporation or of its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. In contrast to California law, Delaware law generally does not impose liability on the directors who vote for or assent to the making of a loan to, or guaranteeing an obligation of an officer, director or shareholder.

Amendment of Articles of Incorporation. California Law and Delaware Law both provide that the certificate of incorporation of a corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote and by the affirmative vote of and a majority of each class entitled to vote as a class thereon. Delaware Law also provides that a certificate of incorporation may provide for a greater or lesser vote than would otherwise be required by Delaware Law. California Law provides that the certificate of incorporation of a corporation may require a greater vote than otherwise would be required under California Law.

Amendment of Bylaws.

California. Under California Law the board has the power to adopt, amend or repeal the bylaws by approval of the outstanding shares or by the approval of the board unless the articles or bylaws restrict the power of the board to adopt, amend or repeal any or all bylaws.

Delaware. Under Delaware Law, stockholders have the authority to make, alter, amend or repeal the bylaws of a corporation and such power may be delegated to the board of directors. The Delaware Company's Bylaws provide that the directors may amend the bylaws, and an affirmative vote of 66 2/3 % of the Delaware Company's outstanding voting shares is required to amend the bylaws.

Special Stockholder Meeting.

California. California law provides that a special meeting of shareholders may be called by the president, the board of directors or by such other officers, directors or shareholders, as may be provided in the by-laws. Upon application of the holder or holders of not less than 10% of all the shares entitled to vote at a meeting, the Superior Court of California, for good cause shown, may order that a special meeting be called.

Delaware. Delaware law provides that only the board of directors or such person or persons as may be authorized by the certificate of incorporation or bylaws may call special meetings of the shareholders.

Action Without a Meeting.

California. Under California law unless otherwise provided in the articles, any action that may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing as specified in Section 195, setting for the action so taken, shall be provided by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote theron were present and voted.

Delaware. Delaware law provides that, unless limited by the certificate of incorporation, any action which may be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of stock having not less than the minimum number of votes otherwise required to approve such action consent in writing.

Dissenter Rights and Appraisal Rights.

California. Under California law, a dissenting shareholder of a corporation participating in certain business combinations may, under varying circumstances, receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive under the terms of the transaction. The California General Corporation Law generally does not require dissenters' rights of appraisal with respect to shares which, immediately prior to the merger, are (i) listed on any national securities exchange certified by the Commissioner or (ii) listed on the Global Market System of the NASDAQ Stock Market. Dissenters' rights are not available to the shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required.

Delaware. Under Delaware law, dissenting stockholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with certain mergers or consolidations, unless otherwise provided in the corporation's certificate of incorporation. Such appraisal rights are not provided when (i) the shares of the corporation are listed on a national securities exchange or designated as a national market system security by the NASD or held of record by more than 2,000 shareholders and stockholders receive in the share exchange shares of the surviving corporation or of any other corporation the shares of which are listed on a national securities exchange or designated as national market system security by the NASD, or held of record by more than 2,000 shareholders or (ii) the corporation is the surviving corporation and no vote of its stockholders is required for the share exchange.

Dividends.

California. Neither a corporation nor any of its subsidiaries shall make any distribution to the corporation's shareholders on any shares of its stock of any class or series that are junior to outstanding shares of any other class or series with respect to payment of dividends, and as to which senior class or series the corporation has cumulative dividends in arrears, unless the amount of the retained earnings of the corporation immediately prior thereto equals or exceeds the amount of the proposed distribution plus the aggregate amount of the cumulative dividends in arrears on all shares having a preference with respect to payment of dividends over the class or series to which the distribution is made; provided, however, that for the purpose of applying this section to a distribution by a corporation of cash or property in payment by the corporation in connection with the purchase of its shares, there shall be added to retained earnings all amounts that had been previously deducted therefrom with respect to obligations incurred in connection with the corporation's repurchase of its shares and reflected on the corporation's balance sheet, but not in excess of the principal of the obligations that remain unpaid immediately prior to the distribution; provided, further, that no addition to retained earnings shall occur on account of any obligation that is a distribution to the corporation's shareholders at the time the obligation is incurred.

Delaware. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

Restrictions on Business Combinations. Delaware Law contains provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder.

California. Under California Law, there is no provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder.

Delaware . Under Delaware Law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66-2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware Law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

Acquisitions and Other Transactions.

California. In addition to the anti-takeover provisions discussed above, California law provides that the sale of substantially all of a corporation's assets, mergers, consolidations, and any acquisitions which involve the issuance of additional voting shares, must be approved by a majority of the shares (or, if applicable, a majority of each class or series of shares) entitled to vote thereon. Furthermore, if a corporation acquires control of another corporation where the acquiring corporation’s equity securities are used as consideration, shareholder approval will be required of the acquiring corporation if such corporation and its shareholders shall own, immediately after the transaction, less than five-sixths of the voting power of the surviving corporation.

Delaware Law. Under Delaware law, mergers and consolidations require the approval of a majority of the shares entitled to vote thereon. A sale of substantially all of a Delaware corporation's assets must be approved by a majority of the shares outstanding. However, Delaware Law does not require shareholder approval for acquisitions, whether or not additional shares are issued to effectuate the transaction. Delaware law allows a board of directors to issue additional shares of stock, up to the amount authorized in a corporation's certificate of incorporation, if the certificate so provide.

Dissolution. California law and Delaware law each provide that a corporation may be voluntarily dissolved by (i) the written consent of all its shareholders or (ii) the adoption by the corporation's board of directors of a resolution recommending that the corporation be dissolved and submission of the resolution to a meeting of the shareholders, at which meeting the resolution is adopted. California law requires that to effect a dissolution by consent of shareholders, all shareholders entitled to vote thereon must sign and file a certificate of dissolution. If dissolution is pursuant to the action of the Board and shareholders, both California and Delaware law requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon.

Repurchases of Stock.

California. California law prohibits a corporation from repurchasing or redeeming its shares if (i) after giving effect to such repurchase or redemption, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities, (ii) after giving effect to such repurchase or redemption, the corporation would have no equity outstanding, (iii) the redemption price exceeded that specified in the securities acquired plus, in the case of shares entitled to cumulative dividends, the dividends which would have accrued to the next dividend date following the date of acquisition or (iv) such repurchase or redemption is contrary to any restrictions contained in the corporation's certificate of incorporation.

Delaware. Under Delaware law, a corporation may repurchase or redeem its shares only out of surplus and only if such purchase does not impair its capital. However, a Delaware corporation may redeem preferred stock out of capital if such shares will be retired upon redemption and the stated capital of the corporation is thereupon reduced in accordance with Sections 243 and 244 of the Delaware General Corporation Law.

Officers And Directors

Upon the effective date of the Migratory Merger, the present officers and directors of the Company will continue to be the officers and directors of New Company.

Federal Tax Consequences

The following is a discussion of certain federal income tax considerations that may be relevant to holders of Common Stock who receive New Company Common Stock as a result of the proposed change of domicile. No state, local, or foreign tax consequences are addressed herein.

This discussion does not address the state, local, federal or foreign income tax consequences of the change of domicile that may be relevant to particular stockholders, such as dealers in securities, or Company stockholders who exercise dissenters' rights. In view of the varying nature of such tax considerations, each stockholder is urged to consult his own tax adviser as to the specific tax consequences of the proposed change of domicile , including the applicability of federal, state, local, or foreign tax laws. Subject to the limitations, qualifications and exceptions described herein, and assuming the change of domicile qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following federal income tax consequences generally should result:

• No gain or loss should be recognized by the stockholders of the Company upon conversion of their Common Stock into New Company Common Stock pursuant to the change of domicile;

• The aggregate tax basis of the New Company Common Stock received by each stockholder of the Company in the change of domicile should be equal to the aggregate tax basis of Common Stock converted in exchange therefor;

• The holding period of New Company Common Stock received by each stockholder of the Company in the change of domicile should include the period during which the stockholder held his Common Stock converted therefor, provided such Common Stock is held by the stockholder as a capital asset on the effective date of the change of domicile; and

• The Company should not recognize gain or loss for federal income tax purposes as a result of the change of domicile.

The Company has not requested a ruling from the Internal Revenue Service or an opinion of counsel with respect to the federal income tax consequences of the change of domicile under the Code. The Company believes the change of domicile will constitute a tax-free reorganization under Section 368(a) of the Code, inasmuch as Section 368(a)(1)(F) of the Code defines a reorganization as a mere change in identity, form, or place of organization of the Company.

PROPOSAL 3

2007 STOCK INCENTIVE STOCK PLAN

On August 24, 2007, the majority stockholders approved the 2007 Equity Incentive Plan (the "2007 Incentive Plan") and authorized 60,000,000 shares of Common Stock for issuance of stock awards and stock options thereunder. The following is a summary of principal features of the 2007 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2007 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal offices. The 2007 Incentive Plan is attached hereto as Exhibit B.

General

The 2007 Incentive Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 60,000,000 shares of Common Stock, for issuance under the 2007 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2007 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2007 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Purpose

The primary purpose of the 2007 Incentive Plan is to attract and retain the best available personnel for the Company by granting stock awards and stock options in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2007 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

The 2007 Incentive Plan will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2007 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2007 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2007 Incentive Plan or the grant of any stock award or option pursuant to it, or serve on a committee appointed to administer the 2007 Incentive Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

Eligibility

Under the 2007 Incentive Plan, stock awards and options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2007 Incentive Plan.

Terms of Options

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2007 Incentive Plan), or in the case of the grant of an ISO to a 10% Owner-Employee, not less that 110% of fair market value of such Common Shares at the time such Option is granted.

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, each Option must terminate no later than the tenth (10th) anniversary of the date of grant, and each incentive stock option granted to any 10% Owner-Employee must terminate no later than the fifth (5th) anniversary of the date of grant.

(d) TRANSFERABILITY. Each Award granted under the Incentive Plan is not transferable other than by will or the laws of descent and distribution, except that a Participant may, to the extent the Committee allows and in a manner the Committee specifies: (a) designate in writing a beneficiary to exercise the Award after the Participant’s death; or (b) transfer any award.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase or decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2007 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2007 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL INCOME TAX ASPECTS OF THE 2007 EQUITY INCENTIVE PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2007 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2007 INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2007 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2007 Incentive Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2007 Incentive Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2007 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

ANNUAL AND QUARTERLY REPORTS

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2007 and our Quarterly Report on Form 10-QSB for the quarter ended June 30, 2007, as filed with the SEC, excluding exhibits, are being mailed to shareholders with this Information Statement. We will furnish any exhibit to our Annual Report on Form 10-K or Quarterly Report on Form 10-QSB free of charge to any shareholder upon written request to the Company at 911 Ranch Road 620 North, Suite 204, Austin, Texas, 78734. The Annual Report and Quarterly Report are incorporated in this Information Statement. You are encouraged to review the Annual Report and Quarterly Report together with subsequent information filed by the Company with the SEC and other publicly available information.

COST OF INFORMATION STATEMENT

The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of the Company’s Common Stock.

STOCKHOLDER PROPOSALS

The Company’s Board of Directors has not yet determined the date on which the next annual meeting of stockholders will be held. Any proposal by a stockholder intended to be presented at the Company’s next annual meeting of stockholders must be received at the Company’s offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to stockholders in order to be included in the Company’s information or proxy statement relating to that meeting.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words "expects," "projects," "believes," "anticipates," "intends," "plans," "predicts," "estimates" and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

By Order of the Board of Directors,

/s/ Philip D. Ellett
Philip D. Ellett
Chairman of the Board

Austin, Texas
October 12, 2007

Exhibit A

AGREEMENT AND PLAN OF MERGER approved on *, 2007 by  Innovative Software Technologies, Inc., a business corporation organized under the laws of the State of California (“Innovative Software - CA”), and by its Board of Directors on said date, and approved on *, 2007 by Innovative Software Technologies, Inc., a business corporation organized under the laws of the State of Delaware (“Innovative Software - DE”), and by its Board of Directors on said date.

1. Innovative Software - CA and Innovative Software - DE shall, pursuant to the provisions of the California and the provisions of the laws of the jurisdiction of organization of Innovative Software - DE, be merged with and into a single corporation, to wit Innovative Software - DE, which shall be the surviving corporation upon the effective date of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the laws of the jurisdiction of its organization. The separate existence of Innovative Software - CA, which is sometimes hereinafter referred to as the "terminating corporation", shall cease upon the effective date of the merger in accordance with the provisions of the California Corporation Code.

2. The certificate of incorporation of the surviving corporation upon the effective date of the merger in the jurisdiction of its organization shall be the certificate of incorporation of said surviving corporation; and said certificate of incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the laws of the jurisdiction of organization of the surviving corporation.

3. The by-laws of the surviving corporation upon the effective date of the merger in the jurisdiction of its organization will be the by-laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the laws of the jurisdiction of its organization.

4. The directors and officers in office of the surviving corporation upon the effective date of the merger in the jurisdiction of its organization shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

5. Each issued share of the terminating corporation shall, upon the effective date of the merger, be converted into one share of the surviving corporation. The issued shares of the surviving corporation shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

6. The Plan of Merger herein made and approved shall be submitted to the shareholders of the terminating corporation for their approval or rejection in the manner prescribed by the provisions of the California Corporation Code, and the merger of the terminating corporation with and into the surviving corporation shall be authorized in the manner prescribed by the laws of the jurisdiction of organization of the surviving corporation.

7. In the event that the Plan of Merger shall have been approved by the shareholders entitled to vote of the terminating corporation in the manner prescribed by the provisions of the California Corporation Code, and in the event that the merger of the terminating corporation with and into the surviving corporation shall have been duly authorized in compliance with the laws of the jurisdiction of organization of the surviving corporation, the terminating corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of California and of the State of Delaware, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

8. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation, respectively, are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

9. The effective date of the merger herein provided for in the State of California shall be *, 2007.

10. As of the date first set forth above, the effect of this Plan of Merger shall be as provided in Section 259 and other applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, upon the effectiveness of this Merger, all the property, rights, privileges, powers and franchises of the non-surviving corporation shall vest in Surviving Corporation, and all debts, liabilities and duties of the non-surviving corporation shall become the debts, liabilities and duties of Surviving Corporation.
.
INNOVATIVE SOFTWARE TECHNOLOGIES, INC., a California Corporation

By:
Name: Philip Ellett
Title: Chief Executive Officer

INNOVATIVE SOFTWARE TECHNOLOGIES, INC., a Delaware Corporation

By:
Name: Philip Ellett
Title: Chief Executive Officer

CERTIFICATE OF INCORPORATION

OF

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.

The undersigned, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

FIRST: The name of the corporation (hereinafter called the "Corporation") is Innovative Software Technologies, Inc.

SECOND: The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is The Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

THIRD: The nature of the business and the purposes to be conducted and promoted by the Corporation are as follows:

To conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total authorized capital stock of the Corporation shall be 325,000,000 shares consisting of 300,000,000 shares of Common Stock, par value $0.001 per share and 25,000,000 shares of Preferred Stock, par value $0.001 per share. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

FIFTH: The name and the mailing address of the incorporator are as follows:

NAME	MAILING ADDRESS

Stephen A. Cohen	Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006

SIXTH: The Corporation is to have perpetual existence.

SEVENTH: The bylaws of the Corporation may be made, altered, amended, changed, added to, or repealed by the board of directors of the Corporation without the assent or vote of the stockholders.

EIGHT: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph (7) of subsection (b) of Sec. 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

NINTH: The Corporation shall, to the fullest extent permitted by the provisions of Sec. 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

TENTH: From time to time any of the provisions of this certificate of incorporation may be amended, altered, or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this certificate of incorporation are granted subject to the provisions of this Article TENTH.

Signed on September 20, 2007

/s/ Stephen A. Cohen
Stephen A. Cohen
Incorporator

BY-LAWS

OF

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
(hereinafter called the "Corporation")

ARTICLE I
OFFICES

Section 1. Registered Office. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.

ARTICLE II
MEETING OF STOCKHOLDERS

Section 1. Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2. Annual Meetings. The Annual Meetings of Stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting. Written notice of the Annual Meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

Section 3. Special Meetings. Unless otherwise prescribed by law or by the Certificate of Incorporation, Special Meetings of Stockholders, for any purpose or purposes, may be called by either (i) the Chairman, if there be one, or (ii) the President, (iii) any Vice President, if there be one, (iv) the Secretary, or (v) any Assistant Secretary, if there be one, and shall be called by any such officer at the request in writing of a majority of the Board of Directors or at the request in writing of stockholders owning a majority of the capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Written notice of a Special Meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.

Section 4. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, of the time and place of the adjourned meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

Section 5. Voting. Unless otherwise required by law, the Certificate of Incorporation or these By-Laws, any question brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote thereat. Each stockholder represented at a meeting of shareholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy but no proxy shall be voted on or after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

Section 6. Consent of Stockholders in Lieu of Meeting Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any Annual or Special Meeting of Stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The written consents shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which the proceedings are recorded. Delivery to the registered officer shall be by hand or certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shill be given to those stockholders who have not consented in writing.

Section 7. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

Section 8. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 7 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

ARTICLE III
DIRECTORS

Section 1. Number and Election of Directors. The Board of Directors shall consist of one or more members, the exact number of which shall initially be fixed by the Incorporator and thereafter from time to time by the Board of Directors. Except as provided in Section 2 of this Article, directors shall be elected by a plurality of the votes cast at Annual Meetings of Stockholders, and each director so elected shall hold office until the next Annual Meeting and until his successor is duly elected and qualified, or until his earlier resignation or removal. Any director may resign at any time upon written notice to the Corporation. Directors need not be stockholders.

Section 2. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier resignation or removal.

Section 3. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

Section 4. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman, if there be one, the President, or any one (1) director. Notice thereof stating the place, date and hour of the meetings shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone or telegram on twenty-four (24) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

Section 5. Quorum. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these By-Laws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 6. Actions of Board. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Section 7. Meetings by Means of Conference Telephone. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to the Section 7 shall constitute presence in person at such meeting.

Section 8. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes and report to the Board of Directors when required.

Section 9. Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid for attendance at each meeting of the Board of Directors or a stated annual salary as director. Compensation may also consist of such options, warrants rights, shares of capital stock or any other form of remuneration approved by the Board of Directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like reimbursement of expenses for attending committee meetings.

Section 10. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or their committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE IV
OFFICERS

Section 1. General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President and a Secretary. The Board of Directors, in its discretion, may also choose a Chairman of the Board of Directors (who must be a director), Treasurer and one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these By-Laws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

Section 2. Election. The Board of Directors at its first meeting held after each Annual Meeting of Stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

Section 3. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any Vice President and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon an-other person or persons.

Section 4. Chairman of the Board of Directors. The Chairman of the Board of Directors, if there be one, shall preside at all meetings of the stockholders and of the Board of Directors. He shall be the Chief Executive Officer of the Corporation, and except where by law the signature of the President is required, the Chairman of the Board of Directors shall "possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors. During the absence or disability of the President, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of the President. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-Laws or by the Board of Directors.

Section 5. President. The President shall, subject to the control of the Board of Directors and, if there be one, the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these By-Laws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the stockholders and the Board of Directors. If there be no Chairman of the Board of Directors, the President shall be the Chief Executive Officer of the Corporation. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-Laws or by the Board of Directors.

Section 6. Vice-Presidents. At the request of the President or in his absence or in the event of his inability or refusal to act (and if there be no Chairman of the Board of Directors), the Vice-President or the Vice-Presidents if there is more than one (in the order designated by the Board of Directors) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice-President shall perform such other-duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Chairman of the Board of Directors and no Vice-President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

Section 7. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any' other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by Law to be kept or filed are properly kept or filed, as the case may be.

Section 8. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render unto the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 9. Assistant Secretaries. Except as may be otherwise provided in these By-Laws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice-President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

Section 10. Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice-President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 11. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

ARTICLE V
STOCK

Section 1. Form of Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chairman of the Board of Directors, the President or a Vice-President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

Section 2. Signatures. Any or all of the signatures on the certificate may be by facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.
Section 3. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these By-Laws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

Section 5. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 6. Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares of the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

ARTICLE VI
NOTICES

Section 1. Notices. Whenever written notice is required by law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, telex or cable.

Section 2. Waivers of Notice. Whenever any notice is required by law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VII
GENERAL PROVISIONS

Section 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

Section 2. Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 3. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 4. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE VIII
INDEMNIFICATION AND DIRECTORS' LIABILITY

Section 1. Indemnification of Directors and Officers. The Corporation shall be required, to the fullest extent authorized by Section 145 of the General Corporation Law of the State of Delaware (the "GCL"), as the same may be amended and supplemented, to indemnify any and all directors and officers of the Corporation.

ARTICLE IX
AMENDMENTS

Section 1. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the stockholders or by the Board of Directors, provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice' of such meeting of stockholders or Board of Directors, as the case may be. All such amendments must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office.

Section 2. Entire Board of Directors. As used in this Article IX and in these By-Laws generally, the term "entire Board of Directors" means the total number of directors which the Corporation would have if there were no vacancies.

Exhibit B

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
2007 EQUITY INCENTIVE PLAN

1. PURPOSE. The Innovative Software Technologies, Inc. 2007 Equity Incentive Plan has two complementary purposes: (a) to attract and retain outstanding individuals to serve as officers, employees, consultants and advisors to the Company and its affiliates, and (b) to increase shareholder value. The Plan will provide participants incentives to increase shareholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.

2. EFFECTIVE DATE. The Plan shall become effective, and Awards may be granted on and after, August 23, 2007.

3. DEFINITIONS. Capitalized terms used in this Plan have the following meanings:

(a) “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company within the meaning of Code Sections 414(b) or (c), provided that, in applying such provisions, the phrase “at least 50 percent” shall be used in place of “at least 80 percent” each place it appears therein.

(b) “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Restricted Stock or Restricted Stock Units.

(c) “Board” means the Board of Directors of the Company.

(d) “Change of Control” means the occurrence of any one of the following events:

(i) A change in the ownership of the Company, which shall occur on the date that any one person, or more than one person acting as a group (as defined below) acquires ownership of the stock of the Company that, together with the stock then held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company. However, if any one person or more than one person acting as a group is considered to own more than fifty (50%) of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a Change of Control.

(ii) A change in the effective control of the Company, which shall occur on the date that:

(1) Any one person, or more than one person acting as a group (as defined below), acquires (or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing fifty-one percent (51%) or more of the total voting power of the stock of the Company. However, if any one person or more than one person acting as a group is considered to own more than fifty-one percent (51%) of the total voting power of the stock of the Company, the acquisition of additional voting stock by the same person or persons is not considered to cause a Change of Control; or

(2) A majority of the members of the Board is replaced during any twelve month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

(iii) A change in the ownership of a substantial portion of the Company’s assets, which shall occur on the date that any one person, or more than one person acting as a group (as defined below), acquires (or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to more than fifty-one percent (51%) of the total gross fair market value of all the assets of the Company immediately prior to such acquisition or acquisitions, other than an excluded transaction (as defined below). For purposes of this paragraph:

(1) “Gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, as applicable, determined without regard to any liabilities associates with such assets.

(2) The term “excluded transaction” means any a transaction in which assets are transferred to: (A) a shareholder of the Company (determined immediately before the asset transfer) in exchange for or with respect to its stock; (B) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company (determined after the asset transfer); (C) a person, or more than one person acting as a group (as defined above), that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company (determined after the asset transfer); or (D) an entity at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a person described in clause (C) (determined after the asset transfer).

The term “persons acting as a group” as used in this Plan shall not include any persons acting as a group solely because they purchase or own stock of the Company at the same time, or as a result of the same public offering, or because they purchase assets at the same time, as applicable. However, persons will be considered to be acting as a group if they are owners of an entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(e) “Change of Control Price” means the higher of: (i) the Fair Market Value of Share, as determined on the date of the Change of Control; or a (ii) the highest price per Share paid in the Change of Control transaction.

(f) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(g) “Committee” means the Compensation Committee of the Board (or such successor committee with the same or similar authority). At any time while the Company has a class of securities registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), then the Committee shall consist of not fewer than two members of the Board, each of whom shall qualify (at the time of appointment to the committee and during all periods of service on the Committee) in all respects as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and as an outside director as defined in Section 162(m) of the Code and the regulations thereunder.

(h) “Common Stock” means the common stock of the Company.

(i) “Company” means Innovative Software Technologies, Inc., a California corporation, or any successor thereto.

(j) “Fair Market Value” means, per Share on a particular date, the value as determined by the Board using a reasonable valuation method, within the meaning of Code Section 409A, based on all information in the Company’s possession at such time. The reasonable valuation method may take into consideration, as applicable, the value of tangible and intangible assets of the Company, the present value of future cash-flows of the Company, the market value of stock or equity interests in similar corporations and other entities engaged in trades or businesses substantially similar to those engaged in by the Company (if the market value can be readily determined through objective means, such as through trading prices on an established securities market), and other relevant factors such as control premiums or discounts for lack of marketability. The Board may not rely on a valuation that is more than twelve months old.

(k) “Option” means the right to purchase Shares at a stated price. “Options” may either be “incentive stock options” which meet the requirements of Code Section 422, or “nonqualified stock options” which do not meet the requirements of Code Section 422.

(l) “Participant” means an officer or other employee of the Company or its Affiliates, or an individual that the Company or an Affiliate has engaged to become an officer or employee, or a consultant or advisor who provides services to the Company or its Affiliates, including a non-employee director of the Board, who the Committee designates to receive an Award.

(m) “Performance Shares” means the right to receive Shares to the extent the Company or Participant achieves certain goals that the Committee establishes over a period of time the Committee designates.

(n) “Plan” means this Innovative Software Technologies, Inc. 2006 Equity Incentive Plan, as amended from time to time.

(o) “Restricted Stock” means Shares that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals during a specified period and/or upon the completion of a period of service, as determined by the Committee.

(p) “Restricted Stock Unit” means the right to receive a Share, or a cash payment the amount of which is equal to the Fair Market Value of a Share, which is subject to a risk of forfeiture which may lapse upon the achievement or partial achievement of performance goals during a specified period and/or upon the completion of a period of service, as determined by the Committee.

(q) “Share” means a share of Common Stock.

(r) “Stock Appreciation Right” or “SAR” means the right of a Participant to receive cash, and/or Shares with a Fair Market Value, equal to the excess of the Fair Market Value of a Share over the grant price.

(s) “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the chain) owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(t) “10% Owner-Employee” means an employee who, at the time an incentive stock option is granted, owns (directly or indirectly, within the meaning of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary.

4. ADMINISTRATION.

(a) Committee Administration. The Committee has full authority to administer this Plan, including the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in any Award or agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan into effect, and (iv) make all other determinations necessary or advisable for the administration of this Plan. A majority of the members of the Committee will constitute a quorum, and a majority of the Committee’s members must make all determinations of the Committee. The Committee may make any determination under this Plan without notice or meeting of the Committee by a writing that a majority of the Committee members have signed. All Committee determinations are final and binding. If at any time the Committee shall not be in existence, the Board shall administer the Plan and all references to the Committee herein shall be deemed to mean the Board.

(b) Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board or to one or more officers of the Company any or all of the authority and responsibility of the Committee. If the Board has made such a delegation, then all references to the Committee in this Plan include such other committee or one or more officers to the extent of such delegation.

(c) No Liability. No member of the Committee, and no officer to whom a delegation under subsection (b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless such individual to the maximum extent that the law and the Company’s bylaws permit.

5. ELIGIBILITY. The Committee may designate from time to time the Participants to receive Awards under this Plan. The Committee’s designation of a Participant in any year will not require the Committee to designate such person to receive an Award in any other year.

6. DISCRETIONARY GRANTS OF AWARDS. Subject to the terms of this Plan, the Committee has full power and authority to: (a) determine the type or types of Awards to be granted to each Participant; (b) determine the number of Shares with respect to which an Award relates; and (c) determine any terms and conditions of any Award. Awards under this Plan may be granted either alone or in addition to, in tandem with, or in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate).

7. SHARES AUTHORIZED UNDER THIS PLAN.

(a) Plan Authorization. An aggregate of 60 million (60,000,000) Shares is authorized for issuance under this Plan. However, the limitations of this subsection are subject to adjustments as provided in Section 15.

(b) Replenishment of Shares Under this Plan. If an Award lapses, expires, terminates or is cancelled without the issuance of Shares or payment of cash under the Award, then the Shares subject to or reserved for in respect of such Award, or the Shares to which such Award relates, may again be used for new Awards under this Plan as determined under subsection (a), including issuance pursuant to incentive stock options. If Shares are delivered to (or withheld by) the Company in payment of the exercise price or withholding taxes of an Award, then such Shares may be used for new Awards under this Plan as determined under subsection (a), including issuance pursuant to incentive stock options. If Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares may be used for new Awards under this Plan as determined under subsection (a), but excluding issuance pursuant to incentive stock options.

8. OPTIONS. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each Option, including but not limited to:

(a) Whether the Option is an incentive stock option or a nonqualified stock option; provided that in the case of an incentive stock option, if the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which such option and all other incentive stock options issued under this Plan (and under all other incentive stock option plans of the Company or any Affiliate that is required to be included under Code Section 422) are first exercisable by the Participant during any calendar year exceeds $100,000, such Option automatically shall be treated as a nonqualified stock option to the extent this limit is exceeded.

(b) The number of Shares subject to the Option.

(c) The exercise price per Share, which may not be less than the Fair Market Value of a Share as determined on the date of grant; provided that an incentive stock option granted to a 10% Owner-Employee must have an exercise price that is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant.

(d) The terms and conditions of exercise.

(e) The termination date, except that each Option must terminate no later than the tenth (10th) anniversary of the date of grant, and each incentive stock option granted to any 10% Owner-Employee must terminate no later than the fifth (5th) anniversary of the date of grant.

In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Committee determines otherwise. Upon a Participant’s death, the Option may be exercised by the person or persons to whom such Participant’s rights under the Option shall pass by will or by applicable law or, if no such person has such rights, by his executor or administrator.

9. STOCK APPRECIATION RIGHTS. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each SAR, including but not limited to:

(a) The number of Shares to which the SAR relates.

(b) The grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant.

(c) The terms and conditions of exercise or maturity.

(d) The term, provided that an SAR must terminate no later than the tenth (10th) anniversary of the date of grant.

(e) Whether the SAR will be settled in cash, Shares or a combination thereof.

Upon a Participant’s death, the SAR may be exercised by the person or persons to whom such Participant’s rights under the SAR shall pass by will or by applicable law or, if no such person has such rights, by his executor or administrator.

10. PERFORMANCE SHARE AWARDS. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each Performance Share Award, including but not limited to:

(a) The number of Shares to which the Performance Share Award relates.

(b) The terms and conditions of each Award, including, without limitation, the selection of the performance goals that must be achieved for the Participant to realize all or a portion of the benefit provided under the Award.

(c) Whether all or a portion of the Shares subject to the Award will be issued to the Participant, without regard to whether the performance goals have been attained, in the event of the Participant’s death, disability or retirement or other termination of employment.

11. RESTRICTED STOCK AND RESTRICTED UNIT AWARDS. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each award of Restricted Stock or Restricted Stock Units, including but not limited to:

(a) The number of Shares or Units to which such Award relates.

(b) The period of time over which, and/or the criteria or conditions that must be satisfied so that, the risk of forfeiture and/or restrictions on transfer imposed on the Restricted Stock or Restricted Stock Units will lapse.

(c) With respect to awards of Restricted Stock, the manner of registration of certificates for such Shares, and whether to hold such Shares in escrow pending lapse of the risk of forfeiture and/or restrictions on transfer or to issue such Shares with an appropriate legend referring to such restrictions.

(d) With respect to awards of Restricted Stock, whether dividends paid with respect to such Shares will be immediately paid or held in escrow or otherwise deferred and whether such dividends shall be subject to the same terms and conditions as the Award to which they relate.

(e) With respect to awards of Restricted Stock Units, whether to credit dividend equivalent units equal to the amount of dividends paid on a Share and whether such dividend equivalent units shall be subject to the same terms and conditions as the Award to which they relate.

12. TRANSFERABILITY. Each Award granted under this Plan is not transferable other than by will or the laws of descent and distribution, except that a Participant may, to the extent the Committee allows and in a manner the Committee specifies: (a) designate in writing a beneficiary to exercise the Award after the Participant’s death; or (b) transfer any award.

13. TERMINATION AND AMENDMENT OF PLAN; AMENDMENT, MODIFICATION OR CANCELLATION OF AWARDS.

(a) Term. Subject to the right of the Board to terminate the Plan pursuant to Section 13(b), the Plan shall remain in effect until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions; provided that no incentive stock option may be issued under the Plan after the tenth (10th) anniversary of the Plan’s effective date.

(b) Termination and Amendment. The Board may amend, alter, suspend, discontinue or terminate this Plan at any time, provided that shareholders must approve any of the following Plan amendments: (i) an amendment to materially increase any number of Shares specified in Section 7(a) (except as permitted by Section 15) or expand the class of individuals eligible to receive an Award; or (ii) any other amendment if required by applicable law.

(c) Amendment, Modification or Cancellation of Awards. Except as provided in subsection (e) and subject to the requirements of this Plan, the Committee may modify or amend any Award or waive any restrictions or conditions applicable to any Award or the exercise of the Award, and the terms and conditions applicable to any Awards may at any time be amended, modified or canceled by mutual agreement between the Committee and the Participant or any other persons as may then have an interest in the Agreement, so long as any amendment or modification does not increase the number of Shares issuable under this Plan (except as permitted by Section 15), but the Committee need not obtain Participant (or other interested party) consent for the cancellation of an Award pursuant to the provisions of Section 15. Notwithstanding the foregoing, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Section 409A of the Code to continue to be so exempt, or to enable an Award intended to comply with Section 409A of the Code to continue to so comply.

(d) Survival of Committee Authority and Awards. Notwithstanding the foregoing, the authority of the Committee to administer this Plan and modify or amend an Award may extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e) Repricing Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 15, neither the Committee nor any other person may decrease the exercise price or grant price of any Option or SAR nor take any action that would result in a deemed decrease of the exercise price or grant price of an Option or SAR under Code Section 409A, after the date of grant.

(f) Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

14. TAXES. (a) Withholding. The Company is entitled to withhold the amount of any tax attributable to any amount payable or Shares deliverable under this Plan after giving the person entitled to receive such amount or Shares notice as far in advance as practicable, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction. The Committee may permit a Participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with the grant, vesting or payment of an Award, by electing to (a) have the Company withhold Shares otherwise issuable under the Award, or (b) tender back Shares received in connection with such Award in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction. The election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires. The Fair Market Value of fractional Shares remaining after payment of the withholding taxes may be paid to the Participant in cash. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

(b) No Guarantee of Tax Treatment. Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other Person with an interest in an Award that any Award intended to be exempt from Section 409A of the Code shall be so exempt, nor that any Award intended to comply with Section 409A of the Code shall so comply, nor will the Company or any Affiliate indemnify, defend or hold harmless any individual with respect to the tax consequences of any such failure.

15. ADJUSTMENT PROVISIONS; CHANGE OF CONTROL.

(a) Adjustment of Shares. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares, then the Committee shall adjust the Plan or Award to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. In such case, the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares subject to this Plan (including the number and type of Shares that may be issued pursuant to incentive stock options), (ii) the number and type of Shares subject to outstanding Awards, (iii) the grant, purchase, or exercise price with respect to any Award, and (iv) the performance goals established under any Award. In any such case, the Committee may also make provision for a cash payment in an amount determined by the Committee to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) effective at such time as the Committee specifies (which may be the time such transaction or event is effective); provided that any such adjustment to an Award that is exempt from Code Section 409A shall be made in manner that permits the Award to continue to be so exempt, and any adjustment to an Award that is subject to Code Section 409A shall be made in a manner that complies with the provisions thereof. However, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. Without limitation, subject to Participants’ rights under subsection (c), in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control, other than any such transaction in which the Company is the continuing corporation and in which the outstanding Common Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof, the Committee may substitute, on an equitable basis as the Committee determines, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Common Stock are or will be entitled in respect of each Share pursuant to the transaction.

(b) Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the issuance or assumption of awards upon such terms and conditions as it may deem appropriate.

(c) Change of Control. Unless provided otherwise by the Committee prior to a Change of Control or unless otherwise provided in an individual Award or Award agreement, and subject to the provisions of subsection (d):

(i) each Option or SAR that is held by a Participant who is employed by the Company or an Affiliate or who is providing services to the Company or an Affiliate immediately prior to the Change of Control shall become fully vested immediately prior to the Change of Control, and upon the date of the Change of Control, all outstanding Options and SARs shall be cancelled in exchange for a payment in cash and/or Shares (which may include shares of any surviving or successor corporation or the purchasing corporation) equal to the excess of the Change of Control Price of the Shares covered by the Option or SAR that is so cancelled over the exercise or grant price of such Shares under the Award;

(ii) Restricted Stock and Restricted Stock Units that are not then vested shall vest immediately prior to the date of the Change of Control;

(iii) each Performance Share Award for which the performance period has not expired shall be cancelled in exchange for a payment in cash and/or Shares (which may include shares of any surviving or successor corporation or the purchasing corporation) equal to the product of the value of the Performance Shares (assuming the target performance goals were met) and a fraction the numerator of which is the number of whole months which have elapsed from the beginning of the performance period to the date of the Change of Control and the denominator of which is the number of whole months in the performance period; and

(iv) each holder of a Performance Share that has been earned but not yet paid shall receive a payment in cash /or Shares (which may include shares of any surviving or successor corporation or the purchasing corporation) equal to the value of the Performance Shares earned.

For purposes of this Section 15, the “value” of a Performance Share shall be based on the Change of Control Price.

(d) Parachute Payment Limitation.

(i) Except as may be set forth in a written agreement by and between the Company and the holder of an Award, in the event that the Company’s auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Code Section 280G, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Section 15(d), the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Code Section 280G.

(ii) If the Company’s auditors determine that any Payment would be nondeductible by the Company because of Code Section 280G, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice. If no such election is made by the Participant within such ten (10) day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Section 15(d), present value shall be determined in accordance with Code Section 280G(d)(4). All determinations made by the Company’s auditors under this Section 15(d) shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

(iii) As a result of uncertainty in the application of Code Section 280G at the time of an initial determination by the Company’s auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an “Overpayment”) or that additional Payments that will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Company’s auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Code Section 7872(f)(2); provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Code Section 4999. In the event that the auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Code Section 7872(f)(2).

(iv) For purposes of this Section 15(d), the term “Company” shall include affiliated corporations to the extent determined by the Auditors in accordance with Code Section 280G(d)(5).

16.  MISCELLANEOUS.

(a) Other Terms and Conditions. The grant of any Award under this Plan may also be subject to other provisions (whether or not applicable to the Award awarded to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

(i) the payment of the purchase price of Options by delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, or by delivery (including by fax) to the Company or its designated agent, of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price;

(ii) provisions giving the Participant the right to receive dividend payments or dividend equivalent payments with respect to the Shares subject to the Award (both before and after the Shares subject to the Award are earned, vested or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Shares, as the Committee determines;

(iii) restrictions on resale or other disposition, including requiring the Participant (or other interested party) to execute a stockholder’s agreement in such form and subject to such terms as the Company may prescribe; and

(iv) compliance with federal or state securities laws and stock exchange requirements.

(b) Code Section 409A. The provisions of Section 409A of the Code are incorporated herein by reference to the extent necessary for any Award that is subject to Section 409A of the Code to comply therewith.

(c) Employment or Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a consultant or director. Unless determined otherwise by the Committee, for purposes of the Plan and all Awards, the following rules shall apply:

(i) a Participant who transfers employment between the Company and any Affiliate, or between Affiliates, will not be considered to have terminated employment;

(ii) a Participant who ceases to be a non-employee director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii) a Participant who ceases to be employed by the Company or an Affiliate of the Company and immediately thereafter becomes a non-employee director of the Company or any Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv) a Participant employed by an Affiliate of the Company will be considered to have terminated employment when such entity ceases to be an Affiliate of the Company.

Notwithstanding the foregoing, with respect to an Award subject to Code Section 409A, a Participant shall be considered to have terminated employment upon the date of his separation from service within the meaning of Code Section 409A.

(d) No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(e) Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.

(f) Requirements of Law. The granting of Awards under this Plan and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any Award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. (Becoming C Corp) In such event, the Company may substitute cash for any Share(s)otherwise deliverable hereunder without the consent of the Participant or any other person.

(g) Governing Law. This Plan, and all agreements under this Plan, shall be construed in accordance with and governed by the laws of the State of Florida, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any Award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any Award agreement, may only be brought and determined in the state or federal courts sitting in West Palm Beach or Broward Counties, Florida.

(h) Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any Award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(i) Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Title of sections are for general information only, and the Plan is not to be construed with reference to such titles.

(j) Severability. If any provision of this Plan or any Award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any award agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, Award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award agreement and such Award will remain in full force and effect.

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
2007 EQUITY INCENTIVE PLAN
STOCK OPTION AWARD

[Name]
[Address]
[Telephone]:

Dear [Name}:

You have been granted an option (the “Option”) to purchase shares of common stock of Innovative Software Technologies, Inc., a California corporation (the “Company”), under the Innovative Software Technologies, Inc. 2007 Equity Incentive Plan (the “Plan”) with the following terms and conditions:

Grant Date:	__________, 200__

Type of Option:	Incentive Stock Option to the extent permitted under “Tax Consequences” below

Number of Option Shares:	__________________

Exercise Price per Share:	U.S. $_____________

Expiration:	Close of business at the Company headquarters on the tenth (10th) anniversary of the Grant Date, subject to earlier termination as described under “Termination of Employment/Service”

Vesting:
[Your Option is fully vested on the Grant Date.]

[Your Option will vest on the _______________ (___) anniversary of the Grant Date, provided you are employed by (or are providing services to) the Company or an Affiliate on such date.]

[________% of your Option will vest on each of the first _____ anniversaries of the Grant Date, provided you are employed by (or are providing services to) the Company or an Affiliate on the applicable vesting date.]

Upon any termination of employment from, or cessation of services to, the Company and its Affiliates, the unvested portion of the Option will immediately terminate.

Manner of Exercise:
You may exercise this Option only to the extent vested and only if the Option has not expired or terminated. To exercise this Option, you must complete the “Notice of Stock Option Exercise” form provided by the Company and return it to the address indicated on the form. The form will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must contact the Company and prove to the Company’s satisfaction that he or she is entitled to do so. Your ability to exercise the Option may be restricted by the Company if required by applicable law.

Termination of Employment/Service:
If your employment or service with the Company or an Affiliate terminates, your Option will terminate on the close of business at the Company headquarters as follows:

If your employment/service terminates as a result of death or Disability (at a time when you could not have been terminated for Cause), your Option will terminate on the first (1st) anniversary of the date of your termination of employment/service.

If your employment/service terminates for any other reason (other than Cause, as defined below), your Option will terminate ninety (90) days after the date of your termination of employment/service.

However, in no event will this Option be exercisable after its Expiration Date.

Your entire Option (whether vested or nonvested) is terminated immediately if your employment or service is terminated for Cause. In addition, if you have submitted a notice of exercise that has not yet been processed and you are terminated for Cause, your notice of exercise will be rescinded and your exercise price will be returned to you. For this purpose, (1) if you are subject to an employment or consulting agreement with the Company or an Affiliate that includes a definition of “Cause,” that definition shall apply for purposes hereof, or (2) in any other case, “Cause” means any of the following: (a) your conviction of a felony (or plea of nolo contendere thereto); (b) your willful refusal to substantially perform your duties as an employee or consultant (other than as a result of Disability or illness or an absence approved by the Board or your supervisor); (c) your willful engagement in misconduct that is materially injurious to the Company or an Affiliate; or (d) violation of the provisions of any employment agreement, non-competition agreement, confidentiality agreement, or similar agreement with the Company or an Affiliate, or any policy or code of conduct of the Company or any Affiliate, as then in effect.

Transferability:	You may not transfer or assign this Option for any reason, other than under your will upon death or as required by intestate laws. Any attempted transfer or assignment will be null and void.

Restrictions on Resale:
By accepting this Option, you agree not to sell any Shares acquired under this Option at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale.

Tax Consequences:	If this Option is designated as a nonqualified stock option, the exercise of this Option will result in taxable income to you.

2

If this Option is designated as an incentive stock option, you understand that for the favorable tax treatment afforded to incentive stock options to apply:

You must hold the shares acquired upon exercise for a period of one (1) year from the date of exercise and two (2) years from the Grant Date.

The Exercise Price Per Share must equal at least the fair market value of a Share on the Grant Date. While the Committee has made a good faith determination of the fair market value of a Share in this regard, neither the Committee, the Board nor the Company can guarantee that such determination will be considered fair market value, nor will you or any other individual be entitled to any indemnification for any failure of the Committee to have made such a determination.

If Shares with a fair market value (as determined on the Grant Date) in excess of $100,000 become exercisable (vested) for the first time in any calendar year (including for this purpose option shares granted under all other incentive stock options granted to you by the Company and its Subsidiaries), the number of Shares with a fair market value in excess of such $100,000 limit will be considered issued under a nonqualified stock option.

You must exercise this Option within ninety (90) days after termination of employment for any reason other than Disability or death. Accordingly, if you exercise this Option more than ninety (90) days after such termination (if otherwise permitted by this Option), you will be treated as exercising a nonqualified stock option. For this purpose, if you transfer to the employment of an Affiliate that is not a Subsidiary, you will be treated as terminated from employment on the date of such transfer, or if you are employed by a Subsidiary, you will be treated as terminated from employment on the date such entity ceases to meet the requirements of Code Section 422. In addition, you will be considered to have terminated employment for purposes of these rules on the ninety-first (91st) day of a military leave, sick leave or other bona fide leave of absence unless your rights to return to active employment are guaranteed by law or contract.

The excess of the Fair Market Value of the Shares at the time of exercise over the amount you pay for such Shares may be an item of adjustment for alternative minimum tax (AMT) purposes on your personal tax return.

Notice of Sale:
If this Option is designated as an incentive stock option, you must report to the Secretary of the Company any disposition of the Shares acquired under this Option that is made within two (2) years from the Grant Date or within twelve (12) months from the date you acquired the Shares (the “Notice Period”). In addition, the Company may, at any time during the Notice Period, place a legend or legends on any certificate(s) for the Option Shares requesting the Company’s transfer agent to notify the Company of any transfer of the Shares.

3

Public Offering:
You agree that in the event of an underwritten public offering of stock made by the Company under the Securities Act of 1933, as amended, you will not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company (including but not limited to shares issued to you upon the exercise of this Option) or any rights to acquire stock of the Company for such period of time as may be established by the underwriter for such public offering (but not to exceed 180 days following the initial public offering plus any additional customary period for which the underwriter may have the right to extend such 180-day period as a result of an earnings announcement or material news announcement by the Company at or around the time of the expiration of the period).

Miscellaneous:
The existence of this Award shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock senior to or affecting the common stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

As a condition of the granting of this Award, you agree, for yourself and your legal representatives or guardians, that this Agreement shall be interpreted by the Committee and that any interpretation by the Committee of the terms of this Agreement and any determination made by the Committee pursuant to this Agreement shall be final, binding and conclusive.

This Agreement may be executed in counterparts.

This Option is granted under and governed by the terms and conditions of the Plan. Additional provisions regarding your Option and definitions of capitalized terms used and not defined in this Option can be found in the Plan.

BY SIGNING BELOW AND ACCEPTING THIS STOCK OPTION AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED HEREIN AND IN THE PLAN. YOU ALSO ACKNOWLEDGE RECEIPT OF THE PLAN.

Authorized Officer	Optionee

4

Exhibit C

CALIFORNIA CORPORATIONS CODE
(section pertaining to Dissenters' Rights)

1300. (a) If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision (e) or (f) of Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may, by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b). The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split, reverse stock split, or share dividend which becomes effective thereafter.

(b) As used in this chapter, "dissenting shares" means shares which come within all of the following descriptions:
(1) Which were not immediately prior to the reorganization or short-form merger either (A) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of Section 25100 or (B) listed on the National Market System of the NASDAQ Stock Market, and the notice of meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in subparagraph (A) or (B) if demands for payment are filed with respect to 5 percent or more of the outstanding shares of that class.
(2) Which were outstanding on the date for the determination of shareholders entitled to vote on the reorganization and (A) were not voted in favor of the reorganization or, (B) if described in subparagraph (A) or (B) of paragraph (1) (without regard to the provisos in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, however, that subparagraph (A) rather than subparagraph (B) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.
(3) Which the dissenting shareholder has demanded that the corporation purchase at their fair market value, in accordance with Section 1301.
(4) Which the dissenting shareholder has submitted for endorsement, in accordance with Section 1302.
(c) As used in this chapter, "dissenting shareholder" means the recordholder of dissenting shares and includes a transferee of record.

1301. (a) If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, that corporation shall mail to each such shareholder a notice of the approval of the reorganization by its outstanding shares (Section 152) within 10 days after the date of that approval, accompanied by a copy of Sections 1300, 1302, 1303, and 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder's right under those sections. The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of Section 1300, unless they lose their status as dissenting shares under Section 1309.
(b) Any shareholder who has a right to require the corporation to purchase the shareholder's shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase shares shall make written demand upon the corporation for the purchase of those shares and payment to the shareholder in cash of their fair market value. The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause(A) or (B) of paragraph (1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders' meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.
(c) The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what that shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger. The statement of fair market value constitutes an offer by the shareholder to sell the shares at that price.

1302. Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificated securities, the shareholder's certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertificated securities, written notice of the number of shares which the shareholder demands that the corporation purchase. Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefor shall bear a like statement, together with the name of the original dissenting holder of the shares.

1303. (a) If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the agreement. Any agreements fixing the fair market value of any dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.
(b) Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory or contractual conditions to the reorganization are satisfied, whichever is later, and in the case of certificated securities, subject to surrender of the certificates therefor, unless provided otherwise by agreement.

1304. (a) If the corporation denies that the shares are dissenting shares, or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (Section 152) or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper county praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in any action pending on such a complaint.
(b) Two or more dissenting shareholders may join as plaintiffs or be joined as defendants in any such action and two or more such actions may be consolidated.
(c) On the trial of the action, the court shall determine the issues. If the status of the shares as dissenting shares is in issue, the court shall first determine that issue. If the fair market value of the dissenting shares is in issue, the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.

1305. (a) If the court appoints an appraiser or appraisers, they shall proceed forthwith to determine the fair market value per share. Within the time fixed by the court, the appraisers, or a majority of them, shall make and file a report in the office of the clerk of the court. Thereupon, on the motion of any party, the report shall be submitted to the court and considered on such evidence as the court considers relevant. If the court finds the report reasonable, the court may confirm it.
(b) If a majority of the appraisers appointed fail to make and file a report within 10 days from the date of their appointment or within such further time as may be allowed by the court or the report is not confirmed by the court, the court shall determine the fair market value of the dissenting shares.
(c) Subject to the provisions of Section 1306, judgment shall be rendered against the corporation for payment of an amount equal to the fair market value of each dissenting share multiplied by the number of dissenting shares which any dissenting shareholder who is a party, or who has intervened, is entitled to require the corporation to purchase, with interest thereon at the legal rate from the date on which judgment was entered.

(d) Any such judgment shall be payable forthwith with respect to uncertificated securities and, with respect to certificated securities, only upon the endorsement and delivery to the corporation of the certificates for the shares described in the judgment. Any party may appeal from the judgment.
(e) The costs of the action, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable, but, if the appraisal exceeds the price offered by the corporation, the corporation shall pay the costs (including in the discretion of the court attorneys' fees, fees of expert witnesses and interest at the legal rate on judgments from the date of compliance with Sections 1300, 1301 and 1302 if the value awarded by the court for the shares is more than 125 percent of the price offered by the corporation under subdivision (a) of Section 1301).

1306. To the extent that the provisions of Chapter 5 prevent the payment to any holders of dissenting shares of their fair market value, they shall become creditors of the corporation for the amount thereof together with interest at the legal rate on judgments until the date of payment, but subordinate to all other creditors in any liquidation proceeding, such debt to be payable when permissible under the provisions of Chapter 5.

1307. Cash dividends declared and paid by the corporation upon the dissenting shares after the date of approval of the reorganization by the outstanding shares (Section 152) and prior to payment for the shares by the corporation shall be credited against the total amount to be paid by the corporation therefor.

1308. Except as expressly limited in this chapter, holders of dissenting shares continue to have all the rights and privileges incident to their shares, until the fair market value of their shares is agreed upon or determined. A dissenting shareholder may not withdraw a demand for payment unless the corporation consents thereto.

1309. Dissenting shares lose their status as dissenting shares and the holders thereof cease to be dissenting shareholders and cease to be entitled to require the corporation to purchase their shares upon the happening of any of the following:
(a) The corporation abandons the reorganization. Upon abandonment of the reorganization, the corporation shall pay on demand to any dissenting shareholder who has initiated proceedings in good faith under this chapter all necessary expenses incurred in such proceedings and reasonable attorneys' fees.
(b) The shares are transferred prior to their submission for endorsement in accordance with Section 1302 or are surrendered for conversion into shares of another class in accordance with the articles.
(c) The dissenting shareholder and the corporation do not agree upon the status of the shares as dissenting shares or upon the purchase price of the shares, and neither files a complaint or intervenes in a pending action as provided in Section 1304, within six months after the date on which notice of the approval by the outstanding shares or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

(d) The dissenting shareholder, with the consent of the corporation, withdraws the shareholder's demand for purchase of the dissenting shares.

1310. If litigation is instituted to test the sufficiency or regularity of the votes of the shareholders in authorizing a reorganization, any proceedings under Sections 1304 and 1305 shall be suspended until final determination of such litigation.
1311. This chapter, except Section 1312, does not apply to classes of shares whose terms and provisions specifically set forth the amount to be paid in respect to such shares in the event of a reorganization or merger.

1312. (a) No shareholder of a corporation who has a right under this chapter to demand payment of cash for the shares held by the shareholder shall have any right at law or in equity to attack the validity of the reorganization or short-form merger, or to have the reorganization or short-form merger set aside or rescinded, except in an action to test whether the number of shares required to authorize or approve the reorganization have been legally voted in favor thereof; but any holder of shares of a class whose terms and provisions specifically set forth the amount to be paid in respect to them in the event of a reorganization or short-form merger is entitled to payment in accordance with those terms and provisions or, if the principal terms of the reorganization are approved pursuant to subdivision (b) of Section 1202, is entitled to payment in accordance with the terms and provisions of the approved reorganization.
(b) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, subdivision (a) shall not apply to any shareholder of such party who has not demanded payment of cash for such shareholder's shares pursuant to this chapter; but if the shareholder institutes any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, the shareholder shall not thereafter have any right to demand payment of cash for the shareholder's shares pursuant to this chapter. The court in any action attacking the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded shall not restrain or enjoin the consummation of the transaction except upon 10 days' prior notice to the corporation and upon a determination by the court that clearly no other remedy will adequately protect the complaining shareholder or the class of shareholders of which such shareholder is a member.
(c) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, in any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, (1) a party to a reorganization or short-form merger which controls another party to the reorganization or short-form merger shall have the burden of proving that the transaction is just and reasonable as to the shareholders of the controlled party, and (2) a person who controls two or more parties to a reorganization shall have the burden of proving that the transaction is just and reasonable as to the shareholders of any party so controlled.

1313. A conversion pursuant to Chapter 11.5 (commencing with Section 1150) shall be deemed to constitute a reorganization for purposes of applying the provisions of this chapter, in accordance with and to the extent provided in Section 1159.